                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.   )



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.


                                EDO CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)



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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                                                                  [EDOCORP LOGO]

                                                                  March 20, 2006

Dear Shareholder:

     The Notice of Annual Meeting and Proxy Statement for the 2006 Annual Meeting of EDO Corporation Shareholders are enclosed.

     This year, you are being asked to act upon the election of twelve directors and the approval of the EDO Corporation 2006 Long-Term Incentive Plan. We do not expect any other items of business to be raised, and no speeches or presentations are planned. The Board of Directors recommends a vote FOR the election of directors, and FOR the approval of the EDO Corporation 2006 Long Term Incentive Plan.

     We urge you to vote your shares promptly. Please see the enclosed proxy card and proxy statement for specific instructions. As always, your vote is important.

                                          Sincerely yours,

                                          -s- James M. Smith
                                          James M. Smith
                                          Chairman, President and
                                          Chief Executive Officer

    EDO Corporation - 60 East 42nd Street, 42(nd) Floor - New York, NY 10165
                 Telephone (212) 716-2000 - Fax (212) 716-2049

                                                                  [EDOCORP LOGO]

                            NOTICE OF ANNUAL MEETING

                                                                  March 20, 2006

     Notice is hereby given that the 2006 Annual Meeting of the Shareholders of EDO Corporation, a New York corporation, will be held at the InterContinental -- The Barclay New York Hotel, 111 East 48(th) Street, New York, New York, on Tuesday, April 25, 2006 at 9:00 a.m. local time, to:

          1) elect the Board of Directors of the Company;

          2) approve the EDO Corporation 2006 Long-Term Incentive Plan; and

          3) act upon such other matters as may properly come before the meeting

     All EDO shareholders of record at the close of business on March 3, 2006 are entitled to vote at the meeting. You will need an admission card to attend the meeting. This notice and the accompanying Proxy Statement and proxy card are first being mailed to shareholders on or about March 20, 2006.

     We urge you to vote your shares over the internet, by telephone or through the mail at your earliest convenience.

                                          (-s- Lisa M. Palumbo Signature)
                                          LISA M. PALUMBO
                                          Senior Vice President, General Counsel
                                          and Secretary

    EDO Corporation - 60 East 42nd Street, 42(nd) Floor - New York, NY 10165
                 Telephone (212) 716-2000 - Fax (212) 716-2049

                                PROXY STATEMENT

                               TABLE OF CONTENTS


QUESTIONS AND ANSWERS.......................................    1
ELECTION OF DIRECTORS.......................................    4
  Information as to Nominees for Election to the Board of
     Directors..............................................    4
  Committees of the Board of Directors......................    6
  Governance................................................    8
  Nominating and Governance Committee.......................    8
  Audit Committee...........................................    9
  Information Regarding Independent Auditors................    9
  Audit and Non-Audit Fees..................................   10
  Policy on Audit Committee Pre-Approval of Audit and
     Permissible Non-Audit Services of Independent
     Auditors...............................................   10
REPORT OF THE AUDIT COMMITTEE...............................   10
  Shareholder Communications................................   11
EXECUTIVE COMPENSATION......................................   12
  Summary Compensation Table................................   12
  Other Executive Compensation..............................   13
  Option Grants in Last Fiscal Year.........................   15
  Aggregated Option Exercises in Last Fiscal Year and Fiscal
     Year End Option Values.................................   15
  Long-Term Incentive Plan Awards Table.....................   16
  Pension Plan Table........................................   17
  Non-Qualified Deferred Compensation Table.................   19
  Directors' Compensation...................................   19
  Equity Compensation Plan Information......................   20
REPORT OF THE COMPENSATION COMMITTEE........................   20
SHAREHOLDER PERFORMANCE GRAPH...............................   25
SHARE OWNERSHIP.............................................   26
  Principal Holders of Common Shares........................   26
CHARITABLE CONTRIBUTIONS....................................   28
PROPOSAL TO APPROVE THE EDO CORPORATION 2006 LONG-TERM
  INCENTIVE PLAN............................................   28
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............   32
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....   32
MISCELLANEOUS...............................................   33
  Costs of Proxy Solicitation...............................   33
  Annual Reports............................................   33
  Director's and Officers' Liability Insurance..............   33
APPENDIX A..................................................  A-1
APPENDIX B..................................................  B-1
APPENDIX C..................................................  C-1
APPENDIX D..................................................  D-1
APPENDIX E..................................................  E-1
APPENDIX F..................................................  F-1

                                PROXY STATEMENT

                             QUESTIONS AND ANSWERS

Q:  WHEN IS THE ANNUAL MEETING OF SHAREHOLDERS?

A: The annual shareholder meeting of EDO Corporation will be held at the InterContinental -- The Barclay New York Hotel, 111 East 48(th) Street, New York, New York, on Tuesday, April 25, 2006 at 9:00 a.m. local time. This proxy statement is being mailed to shareholders on or about March 20, 2006.

Q:  WHO IS ENTITLED TO VOTE

A: Each of the 1,894 record holders of EDO Common Shares at the close of business on March 3, 2006 is entitled to one vote for each share they own. As of March 3, 2006, there were 20,306,431 common shares ("Common Shares") outstanding.

Q: WHAT IS THE DIFFERENCE BETWEEN A SHAREHOLDER OF RECORD AND A SHAREHOLDER WHO OWNS SHARES IN STREET NAME?

A: If you hold share certificates registered in your name, you are a shareholder of record. If your shares are in a broker account with your broker or bank, your shares are held in street name.

Q:  HOW DO I GET AN ADMISSION CARD TO ATTEND THE MEETING?

A: If you are a shareholder of record your admission card is attached to your proxy card. You will need to bring it with you to the meeting. If you own shares in street name, you will need to ask your broker or bank for an admission card in the form of a legal proxy. You will need to bring the legal proxy with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the meeting. We can use that to verify your ownership of Common Shares and admit you to the meeting; however, you will not be able to vote your shares at the meeting without a legal proxy. Please note that if you own shares in street name and you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person. You will also need to bring a photo ID to gain admission.

Q: IF I HAVE EDO SHARES IN MY EDO CORPORATION EMPLOYEE INVESTMENT PLAN AND EMPLOYEE STOCK OWNERSHIP PLAN (PLAN) WILL I GET TO VOTE THOSE SHARES?

A: Yes, as a participant in the Plan, you are entitled to instruct the Trustee, GreatBanc, to vote the EDO Common Shares that have been allocated to your account as of March 3, 2006. This is in addition to any shares you hold outside of the Plan.

Q:  WHAT AM I VOTING ON?

A: You are being asked by the Company to vote on the election of twelve directors, Robert E. Allen, Robert Alvine, Dennis C. Blair, Robert M. Hanisee, Michael J. Hegarty, Leslie F. Kenne, Paul J. Kern, Ronald L. Leach, James Roth, James M. Smith, Robert S. Tyrer and Robert Walmsley. You are also being asked to vote on a proposal to approve the EDO Corporation 2006 Long-Term Incentive Plan. For more information, turn to "Information as to Nominees for Election to the Board of Directors" beginning on page 4, and "Approval of the EDO Corporation 2006 Long-Term Incentive Plan" beginning on page 28.

Q:  HOW DO I VOTE?

A:  You can vote in any one of the following ways:

     - You can vote on the internet by following the "Internet" instructions on your proxy card. If you vote on the internet, you do not need to mail in your proxy card.

     - You can vote by telephone by following the "Telephone" instructions on your proxy card. If you vote by telephone, you do not need to mail in your proxy card.

     - You can vote by mail by signing and dating your proxy card, and mailing it in the enclosed prepaid envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted for the named nominees for election as directors and for the approval of the EDO Corporation Incentive Compensation Plan.

     - You can vote in person at the Annual Meeting by delivering your completed proxy card in person at the Annual Meeting or by completing a ballot available upon request at the meeting. However, if you hold your shares in a bank or brokerage account rather than in your own name, you must obtain a legal proxy from your stockbroker in order to vote at the meeting.

     Regardless of how you choose to vote, your vote is important and we encourage you to vote promptly.

Q:  WILL ANY OTHER MATTERS BE VOTED ON?

A: We do not expect any other matters to be considered at the Annual Meeting. However, if a matter not listed on the proxy card is legally and properly brought before the Annual Meeting by a shareholder, the proxies will vote on the matter in accordance with their judgment of what is in the best interest of EDO. Under the Company's bylaws, shareholder proposals must have been received by November 18, 2005 to be considered at the Annual Meeting. To date, we have received no shareholder proposals.

Q:  HOW MANY VOTES ARE NEEDED TO HOLD THE MEETING?

A: In order to conduct the Annual Meeting, a majority of the Common Shares outstanding as of the close of business on March 3, 2006, must be present, either in person or represented by proxy.

Q:  HOW MANY VOTES ARE NEEDED TO ELECT THE NOMINEES FOR DIRECTOR?

A: Each nominee must receive a plurality of votes cast for his or her election. If you are a beneficial shareholder and your broker holds your shares in its name, the broker is permitted to vote your shares on the election of Directors, even if the broker does not receive voting instructions from you.

Q: HOW MANY VOTES ARE NEEDED TO APPROVE THE EDO CORPORATION 2006 LONG-TERM COMPENSATION PLAN?

A: The vote of a majority of the votes cast at the meeting is needed to approve the plan. If you are a beneficial shareholder and your broker holds your shares in its name, under New York Stock Exchange rules your broker may not vote your shares on the proposal relating to EDO Corporation 2006 Long Term Incentive Plan absent instructions from you. Without your voting instructions on this item, a broker non-vote will occur.

Q:  WHO WILL COUNT THE VOTES?

A: Representatives of American Stock Transfer & Trust Company will count the votes. In addition, a representative from American Stock Transfer & Trust Company will act as inspector of elections.

Q:  HOW ARE VOTES COUNTED?

A: In determining whether we have a quorum, we count all properly submitted proxies and ballots, including abstentions, broker non-votes and withheld votes, as present and entitled to vote. However, abstentions and broker non-votes, as well as votes withheld, are not considered votes cast and will not be counted for or against a matter or nominee.

Q:  WHAT SHARES ARE COVERED BY MY PROXY CARD?

A: You should have been provided a proxy card for each account in which you own Common Shares either:

     - directly in your name as the shareholder of record, which includes shares purchased through any of our employee benefit plans; or

     - indirectly through a broker, bank or other holder of record.

     - indirectly through instructing the Trustee, GreatBanc, for shares held under the Plan.

Q:  WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A: It means that you have multiple accounts in which you own Common Shares. Please vote all proxy cards you receive to ensure that all your shares are voted. However, for your convenience we recommend that you contact your broker, bank or our transfer agent to consolidate as many accounts as possible under a single name and address. Our transfer agent is American Stock Transfer & Trust Company. All communications concerning shares you hold in your name, including address changes, name changes, requests to transfer shares and similar issues, can be handled by making a toll-free call to American Stock Transfer & Trust Company at 1-800-937-5449. Please note, you cannot consolidate the shares held under the Plan; they require a separate voting instruction card.

Q:  WHAT IF MULTIPLE SHAREHOLDERS SHARE THE SAME ADDRESS?

A: If you would prefer to receive only one annual report and proxy statement at that address and you are a shareholder of record, make a toll-free call to American Stock Transfer & Trust Company at the phone number listed above. This practice, known as "householding," is designed to reduce our printing and postage costs. If your shares are held in street name, you can request to participate in householding by contacting your broker. If you are currently householding, and wish to receive a separate annual report or proxy statement, you should contact the America Stock Transfer & Trust Company at the number above or if your shares are held in street name, you should contact your broker.

Q:  HOW CAN I CHANGE MY VOTE?

A: You can revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You can do this by:

     - voting by telephone or on the internet (only your most recent telephone or internet proxy is counted);

     - signing and submitting another proxy with a later date; or

     - voting again at the meeting.

Q:  WHEN ARE SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING OF SHAREHOLDERS
    DUE?

A: All shareholders who wish to include a proposal in our Proxy Statement for the Annual Meeting in 2006, including any nomination for membership on our Board of Directors, must provide notice to our Corporate Secretary by certified mail, return receipt requested, to Corporate Secretary, EDO Corporation, 60 E. 42nd Street, 42nd Floor, New York, NY 10165 by November 17, 2006. The notice must satisfy the requirements for shareholder proposals under the federal securities laws. Under our bylaws, this deadline applies to any shareholder proposal sought to be considered at the 2007 Annual Meeting, not just to those sought to be included in the Proxy Statement and form of proxy for the Annual Meeting.

                             ELECTION OF DIRECTORS

                                (PROPOSAL NO. 1)

     The Bylaws of the Company provide that the business of the Company shall be managed by and under the direction of the Board of Directors of not less than nine nor more than fifteen directors, which number shall be fixed from time to time by the Board of Directors. Each director shall be elected at the Annual Meeting of Shareholders for a term that expires at the next annual meeting of shareholders in 2007 and shall hold office for the term for which he or she was elected and until a successor is elected and has qualified. The Board of Directors has fixed the number of directors to be elected for the ensuing year at twelve. The Board has nominated and recommends election of the twelve persons named below as directors.

     Each of the nominees named below is a current director of the Company and, has been previously elected as a director by the Company's shareholders. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the twelve nominees named below to constitute the entire Board of Directors. Each nominee has indicated a willingness to serve as a director for the entire ensuing year. However, in case any nominee is not a candidate at the meeting for any reason, the proxies named in the enclosed form of proxy may vote for a substitute nominee in their discretion.

     The following table sets forth certain information as to each nominee for office of director:

Information as to Nominees for Election to the Board of Directors

ROBERT E. ALLEN, AGE 61                             Elected to the Board in 1995

     Mr. Allen is the Managing Director of Redding Consultants, Inc., a management consulting firm. He is a director of The Pioneer Companies, Inc., a specialty chemicals company.

ROBERT ALVINE, AGE 67                               Elected to the Board in 1995

     Mr. Alvine is Chairman, President and Chief Executive Officer of i-Ten Management Corp., an investment, mergers and acquisitions, and management company, and a Senior Operating Partner of DeSai Capital Management, Inc., a public- and private- equity investment company. He also serves as Chairman of the Board of Governors of the University of New Haven.

DENNIS C. BLAIR, ADM. U.S.N. (RET.), AGE 59         Elected to the Board in 2002

     Mr. Blair is President (since November 2003) of the Institute for Defense Analyses (IDA), a federally funded research and development center; he was previously a Senior Fellow at IDA (since October 2002). In May 2002 he retired from the U.S. Navy after having served since 1999 as Commander-in-Chief of the U.S. Pacific Command. Previously, he was Director of the Joint Staff in the Office of the Chairman of Joint Chiefs of Staff, Washington, D.C. He is a director of Tyco International Ltd., a manufacturing and service company.

ROBERT M. HANISEE, AGE 67                           Elected to the Board in 1992

     Mr. Hanisee served as a Managing Director of Trust Company of the West, an investment management company, for 14 years until his retirement in December 2003. He is a director and chairman of the audit committee of Orbital Sciences Corporation, a space systems company, and is a member of the NASA Advisory Council.

MICHAEL J. HEGARTY, AGE 66                          Elected to the Board in 1982

     Mr. Hegarty retired as President and Chief Executive Officer of Flushing Financial Corporation and Flushing Savings Bank, a federally chartered savings bank in June 2005; he continues to serve on its board of directors. He is also a director and member of the audit committee of Asset Management Funds Large Cap Equity Institutional Funds, Inc.

RONALD L. LEACH, AGE 71                             Elected to the Board in 2000

     Mr. Leach retired in March 1997 from Eaton Corporation, a manufacturer of industrial products, where he served as Vice President -- Accounting. He was a director of AIL Technologies, Inc. from 1997 to 2000, and a director of AIL Systems Inc., an aerospace and defense company, from 1991 to 2000.

LESLIE F. KENNE, LT. GEN. U.S.A.F. (RET.), AGE 58   Elected to the Board in 2003

     Ms. Kenne is President of LK Associates, a private consulting firm, (since
2004). She retired from the U.S. Air Force in September 2003, where she had most recently been deputy chief of staff for Warfighting Integration at Headquarters U.S. Air Force. Prior to that, Ms. Kenne had commanded the Electronic Systems Center at Hanscom Air Force Base. She is a director of Harris Corporation, an international communications equipment company and a director of Unisys Corporation, a provider of information technology services and solutions to government clients.

PAUL J. KERN, GEN. U.S. ARMY (RET.), AGE 60         Elected to the Board in 2005

     Mr. Kern is a senior advisor to The Cohen Group, an international strategic business consulting firm (since January 2005). He retired from the U.S. Army in January 2005 where he served as commanding general of the U.S. Army Materiel Command (since 2001). Prior thereto, he served as Senior Advisor for Army Research, Development and Acquisition. He is a director of Anteon International Corporation, a provider of information technology solutions and advanced engineering services to government clients.

JAMES ROTH, AGE 69                                  Elected to the Board in 2002

     Mr. Roth retired as director, President and CEO of GRC International Inc., a defense systems company, in 1998. He is a director and member of the compensation and corporate governance committees of Digimarc Corporation, a digital watermarking and secure identification company.

JAMES M. SMITH, AGE 64                              Elected to the Board in 1999

     Mr. Smith is Chairman (since May 2002), President and Chief Executive Officer (since April 2000) of EDO. Previously, he was President and CEO of AIL Systems Inc.

ROBERT S. TYRER, AGE 48                             Elected to the Board in 2004

     Mr. Tyrer is President and Chief Operating Officer of The Cohen Group, an international strategic business consulting firm (since January 2001), and is senior advisor of TGC Financial Partners, the Cohen Group's global merchant banking firm. He previously served as the Chief of Staff of the U.S. Department of Defense from January 1997 to January 2001.

ROBERT WALMSLEY, AGE 65                             Elected to the Board in 2004

     Mr. Walmsley is a Senior Advisor at Morgan Stanley & Co. Ltd., an investment banking firm (since February 2004). Previously, he was the Chief of Defence Procurement, United Kingdom Ministry of Defence from 1996 to 2003. He retired from the Royal Navy in 1994, as a Vice Admiral. He is currently a director of General Dynamics Corporation a provider of commercial aviation and defense products and services, and British Energy Plc, a power company. Mr. Walmsley also serves as the independent, non-executive chairman of EDO UK Ltd., a wholly-owned subsidiary of EDO.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

                             THE BOARD OF DIRECTORS

     The Board of Directors is responsible for establishing broad corporate policies and for overseeing management and the overall performance of EDO. The Board reviews significant developments affecting the Company and acts on matters requiring Board approval. The Board held seven meetings during 2005.

Committees of the Board of Directors

     Our Board of Directors has the following standing committees:

                                                                                 NUMBER OF
NAME OF COMMITTEE AND MEMBERS          FUNCTIONS OF THE COMMITTEE             MEETINGS IN 2005
-----------------------------          --------------------------             ----------------
AUDIT                          This Committee is comprised entirely of               4
  Robert M. Hanisee, Chair     non- management directors, and its
  Ronald L. Leach              responsibilities include:
  Michael J. Hegarty
  Robert S. Tyrer              - appointing, compensating and overseeing
  Robert Walmsley              the work, independence and qualifications
                                 of EDO's external auditors;
                               - monitoring the integrity of EDO's
                               financial statements and compliance with
                                 regulatory requirements;
                               - monitoring the Company's accounting and
                                 financial reporting process and systems
                                 of internal control; and
                               - maintaining effective relationships among
                               the Board, senior management and the
                                 external auditors.

COMPENSATION                   This Committee is comprised entirely of               4
  Dennis C. Blair, Chair       non- management directors, and its
  Leslie F. Kenne              responsibilities include:
  James Roth                   - reviewing the performance and approving
  Robert E. Allen              the compensation of the Chairman, President
  Robert M. Hanisee              and Chief Executive Officer;
                               - reviewing the performance and approving
                               the compensation of other officers and key
                                 employees; and
                               - reviewing and approving incentive
                               compensation plans for the Chief Executive
                                 Officer and for other officers and key
                                 employees.

                                                                                 NUMBER OF
NAME OF COMMITTEE AND MEMBERS          FUNCTIONS OF THE COMMITTEE             MEETINGS IN 2005
-----------------------------          --------------------------             ----------------
NOMINATING & GOVERNANCE        This Committee is comprised entirely of               4
  Robert E. Allen, Chair       non- management directors, and its
  Robert M. Hanisee            responsibilities include:
  Paul J. Kern
  Robert Walmsley              - identifying and proposing nominees for
                               election to the Board and its Committees;
                               - advising the Board concerning the
                               organization, size, composition,
                                 qualifications, overall development and
                                 governance practices of the Board and its
                                 Committees;
                               - reviewing Governance Guidelines and
                                 recommending changes to the Guidelines;
                               - conducting an annual evaluation of the
                               Board and its Committees; and
                               - considering recommendations from
                               shareholders for nominees for membership on
                                 the Board.

PENSION INVESTMENTS            This Committee is comprised entirely of               2
  Robert Alvine, Chair         non- management directors, and its
  Dennis C. Blair              responsibilities include:
  James Roth                   - establishing investment policies and
  Ronald L. Leach              objectives for the Company's pension plans;
                                 and
                               - selecting or removing investment
                               managers, custodians, and consultants.

FINANCE                        This Committee is comprised entirely of               2
  Michael J. Hegarty, Chair    non- management directors, and its
  Robert E. Allen              responsibilities include:
  Robert Alvine                - establishing the appropriate capital
  Leslie F. Kenne              structure of the Company and its major
                                 financial policies and practices;
                               - reviewing and advising the Board as to
                               material changes to the Company's capital
                                 structure; including material changes in
                                 the Company's credit facilities and plans
                                 for the repurchase or redemption of
                                 Company securities; and
                               - reviewing with Management its long range
                                 financial policies and changes in such
                                 policies, including dividend policy,
                                 foreign exchange exposure and overall
                                 currency hedging strategy

MANAGEMENT DEVELOPMENT         This Committee is comprised entirely of               2
  James Roth, Chair            non- management directors, and its
  Leslie F. Kenne              responsibilities include:
  Robert S. Tyrer              - oversight of the Company's succession
  Paul J. Kern                 planning process and senior management
                                 development program; and
                               - reviewing periodically the Company's
                               succession planning and the identification
                                 and development of key managers and
                                 high-potential employees for succession
                                 to executive positions.

     On average, our directors attended over 90 percent of all meetings of the Board of Directors and Committees on which they served during 2005, and no director attended less than seventy-five percent of such meetings.

GOVERNANCE

     EDO and its Board of Directors are committed to sound and effective corporate governance. Our Corporate Governance Guidelines address important governance practices, including director independence, the meeting of independent Directors in executive session, rotation of committee assignments and chairs, annual Board and Committee self-assessment, and succession planning. In addition, each of the Board's standing committees has a formal charter setting forth its powers and responsibilities. At least annually, EDO's Nominating and Governance Committee reviews and evaluates the corporate governance guidelines, and each committee reviews and evaluates its charter. Pursuant to our by-laws and Certificate of Incorporation, all directors stand for election every year.

     The Company also has a Code of Ethics which applies to all employees, officers and directors of the Company, including our Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer. The Code covers ethical standards expected of all of its officers, directors and employees and provides for a confidential, anonymous hotline for reporting suspected breaches of the Code, and immediate reporting to the Audit Committee Chairman of hotline reports relating to financial matters. The Code of Ethics meets the requirements of a "code of ethics" under the regulations of the Securities and Exchange Commission and the requirements of a "code of business conduct and ethics" under the listing standards of the NYSE.

     Our Corporate Governance Guidelines, and the Charters of the Audit, Compensation and Nominating and Governance Committees of the Board and the Code of Ethics are attached to this proxy statement as Appendices A, B, C, D and E, respectively. Additionally, all are available on the Company's website at http://www.edocorp.com. We will provide a copy of these documents to any shareholder upon request.

Nominating and Governance Committee

     As noted above, the Nominating and Governance Committee identifies individuals qualified to become Board members, proposes nominees for election to the Board and makes recommendations to the Board of Directors concerning governance practices of the Board. Each of the members of the Nominating and Governance Committee has been affirmatively determined by the Board of Directors as independent pursuant to the standards set forth in the Corporate Governance Guidelines, as more specifically set forth below.

     The Committee will consider shareholders' recommendations for nominees for membership on the Board of Directors, provided such recommendations for nominees to be proposed at any Annual Meeting are made in writing addressed to the Secretary of the Company prior to the fifteenth of December preceding the date of such meeting. The Company did not receive any shareholder nominations with respect to this annual meeting. The Company did not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.

Nomination of Directors

     All nominees for director were elected by the shareholders at the 2005 Annual Meeting of Shareholders.

     The Committee believes that in addition to high ethics and integrity, sound judgment, and a commitment to devote the requisite time and attention to his or her duties as member of the Board, a Committee-recommended nominee should have a diversity of experience and qualifications that reflect the needs of EDO given the mix of current director attributes, and which typically include business operational experience, industry knowledge and experience, engineering or scientific expertise and accounting and finance experience. The Committee also strives to select candidates who are independent under the NYSE independence standards.

Independence of Directors

     The Board of Directors has determined that each of the nominees standing for election to the Board of Directors at the 2006 Annual Meeting of Shareholders other than James M. Smith, EDO's Chairman, President and Chief Executive Officer, is independent and has no material relationship with EDO either directly or as a partner, shareholder or affiliate of an organization that has a relationship with EDO. Its determination was based on the following:

     - Other than James M. Smith, no nominee for Director is, or within the last three years has been, an employee of EDO or has an immediate family member who is or has been an executive officer of EDO;

     - Other than James M. Smith, no nominee for director has received within the last three years, or has an immediate family member who has received, direct compensation or anything of value from EDO or its subsidiaries other than his or her compensation as a director or, in the case of Mr. Hegarty, who retired as EDO's Vice President-Finance, Treasurer and Secretary in 1995, pension for prior service;

     - No nominee for director is or has an immediate family member who is a current or past partner or employee of a firm that serves as EDO's internal or external auditor;

     - No nominee for director has ever served as an executive officer of any company where any of EDO's executive officers at the same time served on that company's compensation committee or which has made payments to or received payments from EDO;

     - No nominee for director is an employee of, or whose immediate family member is an executive officer of, any entity that has made payments to or received payments from EDO in any of the last three years in excess of $1,000,000 or 2% of the entity's gross revenues;

     - No nominee for director serves as a director of a charitable or non-profit organization to which EDO made charitable donations in excess of 1% of the organization's charitable receipts or EDO's charitable donations.

Audit Committee

     The Audit Committee is established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934 as amended.

     Each member of the Audit Committee is independent as independence for audit committee members is defined in the U.S. federal securities regulations and the NYSE Listing Standards. The Board has determined that all Audit Committee members are financially literate and has determined that Ronald L. Leach qualifies as an Audit Committee Financial Expert and has designated Mr. Leach as its Audit Committee Financial Expert.

Information Regarding Independent Auditors

     The Audit Committee is responsible for appointment of the Company's independent auditors. In February 2006, the Committee reappointed Ernst & Young LLP as independent auditors of the Company for 2006. Ernst & Young has served as independent auditors of EDO and its subsidiaries since May 30, 2000.

Financial Information Systems Design and Implementation Fees.

     Ernst & Young did not render any services to the Company related to financial information systems design and implementation for the fiscal year ended December 31, 2005.

Audit and Non-Audit Fees

     Aggregate fees for professional services rendered for EDO by Ernst & Young LLP as of or for the fiscal years ended December 31, 2005 and 2004 are set forth below.

                                                                 2005         2004
                                                              ----------   ----------
Audit Fees..................................................  $1,299,200   $1,396,603
Audit-Related Fees..........................................      43,000            0
Tax Fees....................................................           0      130,676
All Other Fees..............................................       6,500            0
                                                              ----------   ----------
TOTAL.......................................................   1,348,700    1,527,279
                                                              ==========   ==========

     Audit Fees. For the years ended December 31, 2005 and 2004, fees were for services rendered for the audits of the consolidated financial statements included in the Company's Annual Reports on Form 10-K, quarterly reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q, and other SEC filings including consents, comfort letters, and other assistance required to complete the year end audit of the consolidated financial statements.

     Tax Fees. There were no tax fees paid to Ernst & Young LLP for the year ended December 31, 2005. Tax fees paid for the year ended December 31, 2004, were for services related to tax compliance and tax planning.

     All Other Fees. For 2005 all other fees were for assistance with due diligence on potential acquisitions.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

     The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services and shall call a special meeting to pre-approve the engagement of the independent auditors for such services that were not addressed at a regularly scheduled meetings of the Audit Committee.

                         REPORT OF THE AUDIT COMMITTEE

     Management has primary responsibility for EDO's financial statements and the reporting process, including the Company's internal control system. The independent auditors are responsible for conducting annual audits and quarterly reviews of the Company's financial statements and expressing an opinion as to the conformity of the annual financial statements to accounting principles generally accepted in the United States.

     The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2005 with management and with Ernst & Young LLP, the Company's independent auditors for 2005. In addition, the Committee has held discussions with Ernst & Young covering the matters required by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as amended. The Committee has also received the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has held discussions with Ernst & Young regarding their independence.

     The Audit Committee discussed with Ernst & Young representatives the overall scope and plan for their respective audits, and met with them to discuss the results of their examination, their evaluation of the adequacy of the Company's internal controls and the overall quality of the Company's financial reporting. Separate private meetings without management present were also held with representatives of Ernst & Young at four meetings of the Committee in 2005.

     In reliance on the Audit Committee's reviews and discussions with management and the independent auditors as discussed above, the Committee recommended that the Board of Directors include the audited financial statements of the Company in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

     This report is furnished by the members of the Audit Committee.

                                          Robert M. Hanisee, Chair
                                          Michael J. Hegarty
                                          Ronald L. Leach
                                          Robert S. Tyrer
                                          Robert Walmsley

Shareholder Communications

     Shareholders and other interested parties wishing to communicate with the Board of Directors, the non-management Directors, or with an individual Board member concerning the Company may do so by writing to the Board, to the non-management Directors, or to the particular Board member, and mailing the correspondence to: EDO Corporation, 60 East 42(nd) Street, 42(nd) Floor, New York, New York 10165: Attn: Senior Vice President, General Counsel and Secretary. If from a shareholder, the envelope should indicate that it contains a shareholder communication. All such communications will be forwarded to the non-management Director or individual Director to whom the communications are addressed. The Company has no policy with regard to Board members' attendance at the Annual Meeting of Shareholders; however, it has been the custom for EDO Directors to attend the Annual Meeting of Shareholders. All then-serving Board members attended the 2005 Annual Meeting of Shareholders.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     This table discloses compensation received by EDO's Chief Executive Officer and the four other most highly paid Executive Officers in the Company for 2005, 2004 and 2003 (together, the "Named Executive Officers").

                                                                                      LONG-TERM
                                                                                 COMPENSATION AWARDS
                                                                               -----------------------
                                          ANNUAL COMPENSATION                  RESTRICTED   SECURITIES
                                          -------------------   OTHER ANNUAL     STOCK      UNDERLYING    ALL OTHER
                                           SALARY     BONUS     COMPENSATION     AWARDS      OPTIONS     COMPENSATION
NAME AND PRINCIPAL POSITION        YEAR     ($)        ($)          ($)          ($)(2)        (#)           ($)
---------------------------        ----   --------   --------   ------------   ----------   ----------   ------------
James M. Smith...................  2005   650,000    727,800      268,728(1)    405,900           --        29,409(3)
  Chairman, President and          2004   628,461    609,375           --       381,000           --        29,583
  Chief Executive Officer          2003   598,270    665,712           --       476,250           --        21,699
Frederic B. Bassett..............  2005   312,312    180,100           --       162,360           --         8,552(4)
  Senior Vice
  President -- Finance,            2004   304,297    152,100           --       238,125           --       133,367
  Chief Financial Officer and      2003   265,543    182,000           --        79,375        5,000       318,750
  Treasurer
Lisa M. Palumbo..................  2005   305,185    180,100           --       162,360           --         7,590(5)
  Senior Vice President,           2004   295,880    152,100           --       238,125           --         7,649
  General Counsel and Secretary    2003   246,530    161,500           --        31,750        5,000         6,250
Frank W. Otto....................  2005   235,755    145,700           --       162,360           --        12,366(6)
  Senior Vice President,
  Strategic                        2004   230,433    126,700           --       238,125           --        11,240
  Development                      2003   208,947    158,000           --        55,563        5,000         3,091
Patricia D. Comiskey.............  2005   187,302     91,100           --       121,770           --         9,821(7)
  Senior Vice President -- Human   2004   175,679     75,400           --       158,750           --         9,400
  Resources and Assistant
  Secretary                        2003   145,493     60,900           --        18,140        3,125         8,675

---------------

(1) The amount shown herein consists solely of the following perquisites: imputed income from $20,000 in payments for financial planning for 2004 and 2005, $97,028 in automobile expense per his employment agreement, $1,281 in car service for personal use, $5,730 for automobile insurance and $144,689 in housing and tax adjustment allowance. Perquisites for Mr. Smith in 2003 and 2004 did not exceed $50,000.

(2) Based on the December 30, 2005 closing price of $27.06 for EDO common shares, the aggregate number and value of all restricted shares held by the Named Executive Officers as of that date is 96,750 and $2,618,055, respectively. The Named Executive Officers have dividend and voting rights with respect to the restricted shares owned by them.

(3) The amounts shown for fiscal 2005 include the following additional compensation for Mr. Smith: $3,480 in stock dividends, $4,752 in imputed income from excess group life insurance, $16,829.51 in Company contributions to the ESOP and $4,348 in imputed income from loan interest. The loan was made in 1997 to enable him to purchase shares of AIL Technology Inc. common stock in connection with Eaton Corporation's divestiture of that business. EDO assumed the loans in the April 2000 merger of EDO and AIL. As of December 31, 2005, the loan balance was $139,803; as of March 15, 2006, the loan balance was zero ($0).

(4) The amounts shown for fiscal 2005 include the following additional compensation for Mr. Bassett: $1,740 in stock dividends, $5,661 in Company contributions to the ESOP and $1,151 in imputed income for excess group life insurance.

(5) The amounts shown for fiscal 2005 include the following additional compensation for Ms. Palumbo: $1,620 in stock dividends, $5,511 in Company contributions to the ESOP and $459 in imputed income for excess group life insurance.

(6) The amounts shown for fiscal 2005 include the following additional compensation for Mr. Otto: $1,740 in stock dividends, $8,448 in Company contributions to the ESOP and $2,178 in imputed income for excess group life insurance.

(7) The amounts shown for fiscal 2005 include the following additional compensation for Ms. Comiskey: $1,185 in stock dividends, $7,576 in company contributions to the ESOP and $1,060 in imputed income from excess life insurance.

OTHER EXECUTIVE COMPENSATION

     James M. Smith Employment Agreement: In 2004, the Company, through the Compensation Committee of the Board of Directors, negotiated an Amended and Restated Employment Agreement effective as of October 1, 2004 (the "2004 Agreement") with Mr. James M. Smith, pursuant to which Mr. Smith serves as EDO's Chairman, Chief Executive Officer and President. The 2004 Agreement was filed as an exhibit to the Company's Current Report on Form 8-K, dated October 28, 2004. The term of the 2004 Agreement expires on the earlier of May 31, 2008 or the Company's 2008 Annual Meeting. The 2004 Agreement provides for a base salary of $650,000 per annum with any subsequent adjustments to base pay based on the recommendation of the Compensation Committee. The 2004 Agreement further calls for an "Annual Bonus" as calculated under the Company's Incentive Compensation Plan, with a target of 75% of Mr. Smith's base pay. Further, the Compensation Committee may award him annual grants of restricted stock based on achievement of goals mutually agreed upon between Mr. Smith and the Compensation Committee. There are no stock option awards provided for under the 2004 Agreement.

     The 2004 Agreement also provides for the following:

     Car Allowance: Mr. Smith is provided with a new automobile every three years. Mr. Smith exercised this option in 2005 after 4 years in the amount of $97,028, as reported on the compensation table.

     Housing Allowance: At the Company's request, Mr. Smith has agreed to lease a residence in Manhattan. For such a residence, Mr. Smith will be provided an allowance of $150,000 per year, as well as transportation by car to and from his primary residence for himself and his spouse. In addition, he is entitled to an "adjustment amount" that, on an after-tax basis, is intended to compensate him so that his income is equal to what his net after-tax income would have been without the housing allowance or New York City resident income taxes, if applicable. Mr. Smith received $89,423 in housing allowance and $55,266 in "adjustment amount" for 2005.

     Financial and Tax Planning: Mr. Smith is to be paid $10,000 each year during the term of the 2004 Agreement, and for one year following its expiration for tax and financial planning.

     Severance Arrangements: If Mr. Smith's employment is terminated by him for Good Reason, including a Change in Control, with subsequent termination or constructive termination of employment, as defined in the agreement but excluding a permitted transition during the final 18 months for responsibilities as President, and during the final 12 months for responsibilities as CEO, or is terminated by the Company for any reason other than death, disability, Cause, or mutual written agreement, EDO, or its successor, will pay to and/or provide for Mr. Smith the following severance payments and benefits, in lieu of any other payments or benefits due to him:

          (1) a lump sum cash payment equal to three times the sum of (i) Mr. Smith's annual base salary and (ii) the higher of the average of the annual bonuses paid to Mr. Smith for the three years preceding the termination of his employment or, the amount of the annual bonus actually paid to Mr. Smith in the previous year;

          (2) continuation of employee welfare benefits for three years following termination of employment;

          (3) a benefit payable under the Company's SERP (defined below) or other nonqualified arrangement equal to the benefit that he would have received under the Company's qualified or nonqualified pension plans, (the "Pension Plans") had he remained employed by the Company for an additional five years, to a period not to exceed the granting of credited service to all Plan participants, and as to the qualified plans, no additional credited service other than as may be credited to all plan participants;

          (4) acceleration of all grants made under the 1996 and 2002 EDO Corporation Long-Term Incentive Plans; and

          (5) a gross-up payment, if any, of the amounts that he receives that are subject to the excise tax on excess parachute payments under Section 280G of the Internal Revenue Code of 1986, as amended.

  Restrictive Covenant

     As part of the 2004 Agreement, Mr. Smith has agreed to a restrictive covenant that becomes effective after the termination of his employment, which provides that, for a period of two years following the termination of his employment, Mr. Smith shall not provide services to a competing business without EDO's consent or attempt to solicit or otherwise interfere with the relationship between EDO and its customers or employees. If Mr. Smith retires at the end of the term of the 2004 Agreement, Mr. Smith may provide consulting services to EDO for up to two years. EDO will pay him $300,000 annually for such services and for certain post-retirement covenants not to compete.

     Executive Change-in Control Agreement (Severance Payments): The Company has entered into termination agreements with all Executive Officers, including all of the Named Executive Officers except Mr. Smith, whose change in control provisions are governed by the 2004 Agreement. The agreements are filed as exhibits to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002. These agreements provide for severance benefits in the event employment terminates within eighteen months following a change in control (as defined in the agreements) unless termination is on account of death, retirement or termination for cause. These agreements provide severance benefits which include an amount equal to one and one-half times the sum of: (i) the executive officer's annual base salary; plus (ii) either (a) 20% of the executive officer's base salary, or (b) the highest percentage of base salary paid as a bonus to the executive officer over the prior three years, whichever is greater. The agreements also provide for the acceleration of vesting for Long-Term Incentive Plan awards and payment of legal fees incurred by the Executive Officers to enforce their rights under the agreements, if necessary, and for additional compensation to take into account the effect of any excise tax on Executive Officers' net benefits under the agreements and EDO's other benefit plans. The following table shows the Change in Control severance payment that each Named Executive Officer other than Mr. Smith would be entitled to under these agreements as of December 31, 2005.

        CHANGE-IN-CONTROL SEVERANCE VALUES FOR NAMED EXECUTIVE OFFICERS*

                                                                 HIGHEST      TOTAL CHANGE IN
                                                                INCENTIVE         CONTROL
                                                 2005 SALARY   COMPENSATION       PAYMENT
                                                 -----------   ------------   ---------------
Mr. Bassett....................................   $320,049       $182,000        $753,073
Ms Palumbo.....................................   $314,214       $161,500        $713,571
Mr. Otto.......................................   $235,755       $158,000        $590,632
Mrs. Comiskey..................................   $210,087       $ 90,100        $450,280

---------------

* Table does not include severance payment information for Mr. Smith. Change in control payment information for Mr. Smith is set forth in the discussion of the 2004 Agreement above.

     Absent a Change-in-Control, Executive Officers are participants in the standard EDO Corporation Severance Pay Policy, which provides for a severance benefit in the event of a lay-off due to lack of work or other involuntary separation due to business conditions. This provides a benefit of from two weeks to five months of salary based on service with the Company. No benefit is provided in the event of voluntary resignation, termination for cause, death, disability or retirement.

RETENTION AGREEMENTS

     As of January 2, 2004 , EDO Corporation entered into retention agreements with the Named Executive Officers. These agreements have been filed as exhibits to the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2004. Each agreement calls for the granting of shares of Restricted Stock each year for three to five years, with vesting for the Named Executive Officers to occur three years after the grant date. In the event of a Change in Control in the Company and the executive's subsequent termination, the vesting period for all such shares will automatically accelerate. Based on the closing price of a Common Share on December 30, 2005, of $27.06, the value of a change in control acceleration would be:

                                                                                 TOTAL AT
NAMED EXECUTIVE                                         RETENTION SHARES    DECEMBER 31, 2005
---------------                                         ----------------   --------------------
Mr. Bassett...........................................       21,000              $568,260
Ms Palumbo............................................       28,500              $771,210
Mr. Otto..............................................       29,000              $784,740
Ms. Comiskey..........................................       17,500              $473,550

  OPTION GRANTS IN LAST FISCAL YEAR

     There were no stock options awarded in 2005.

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     This table shows all stock option exercises in 2005 by the Named Executive Officers and the number and value of each such executive officers' unexercised stock options at December 31, 2005.

                                OPTIONS EXERCISED        NUMBER OF SECURITIES   VALUE OF UNEXERCISED
                                   DURING 2005                UNDERLYING            IN-THE-MONEY
                            --------------------------   UNEXERCISED OPTIONS      OPTIONS HELD AT
                              SHARES                         AT 12/31/05            12/31/05(2)
                            ACQUIRED ON      VALUE           EXERCISABLE/           EXERCISABLE/
                             EXERCISE     REALIZED ($)      UNEXERCISABLE          UNEXERCISABLE
NAME                            (#)           (1)                (#)                    ($)
----                        -----------   ------------   --------------------   --------------------
James M. Smith............        --             --           122,902/-0-            2,148,292/0
Frederic B. Bassett.......        --             --             -0-/5,000               0/30,500
Patricia D. Comiskey......        --             --           7,910/3,125          88,610/27,875
Frank W. Otto.............     5,000        100,153           5,000/5,000             200/44,600
Lisa M. Palumbo...........        --             --           5,000/5,000               0/44,600

---------------

(1) Before taxes.

(2) Based on the New York Stock Exchange consolidated trading closing price of a Common Share on December 30, 2005 of $27.06.

  LONG-TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR

                                              PERFORMANCE OR
                                               OTHER PERIOD     ESTIMATED FUTURE PAYOUTS UNDER
                          NUMBER OF SHARES,        UNTIL         NON-STOCK PRICE BASED PLANS
                           UNITS OR OTHER      MATURATION OR    ------------------------------
NAME                        RIGHTS (#)(1)         PAYOUT        THRESHOLD    TARGET    MAXIMUM
----                      -----------------   ---------------   ---------   --------   -------
James Smith.............       12,000              3 years          0             --   15,000(2)
Fred Bassett............        6,000              3 years         (3)            --       --
Lisa Palumbo............        6,000              3 years         (3)            --       --
Frank Otto..............        6,000              3 years         (3)            --       --
Patricia Comiskey.......        4,500              3 years         (3)            --       --

---------------

(1) Restricted Shares

(2) Mr. Smith receives grants of Restricted Shares based upon his performance against specified goals as established annually by the Board of Directors. The amount awarded may range from zero (0) to 15,000, with no specified target.

(3) Restricted Share Grants are fixed amounts with time-based vesting

  PENSION PLANS

     The Company provides five pension plans under which the Executive Officers and other employees are participants:

  The Defined Benefit Plan

     The EDO Corporation Employees Pension Plan (the "Defined Benefit Plan") is a non-contributory, qualified defined benefit pension plan, providing a retirement benefit to certain employees of EDO, generally, those who were employees of the Corporation prior to December 31, 2001. Benefits payable under the Defined Benefit Plan are based on (i) the average of an employee's five highest consecutive years' compensation (annual salary, excluding bonus) out of the employee's final ten years of employment with EDO prior to retirement, and
(ii) the number of years of credited service. As of January 1, 2005, Mr. Smith has 37 years, Ms. Comiskey 26 years and Mr. Otto 23 years of credited service under the qualified plan. The benefit formula for all participants is identical; however, some excess benefit normally covered under the excess plan or the EDO Corporation Supplemental Executive Retirement Plan for Mr. Smith, Ms. Comiskey and Mr. Otto were able to be quantified and will be paid from the qualified plan under an amendment to the Defined Benefit Plan. Under the Defined Benefit Plan, Mr. Smith will receive an annual benefit of $160,000; Ms. Comiskey will receive an annual benefit of $60,910 and Mr. Otto an annual benefit of $79,961 (Mr. Bassett and Ms. Palumbo joined the Company after the Defined Benefit Plan was closed to new participants.) Accruals under the Defined Benefit Plan were frozen for all participants as of December 31, 2002; therefore, there will be no additional service credit accrued under the qualified plan. All benefits stated are benefits payable at age 65 on a single life annuity basis.

  The Excess Plan

     In addition, the Company maintains a non-qualified excess benefit retirement plan (the "Excess Plan") that provides for benefits as would be calculated under the Defined Benefit Plan but for federal limitations. Additional benefit accruals under the Excess Plan were frozen for the participants. The cost of the Excess Plan is borne entirely by the Company. Benefits that might be payable under this plan benefit calculation for Mr. Smith, Mr. Otto and Mrs. Comiskey are instead covered under the SERP. Ms. Palumbo and Mr. Bassett are not eligible for benefits under this plan.

  The Supplemental Executive Retirement Plan

     Mr. Smith, Mr. Otto and Ms. Comiskey are covered by the Supplemental Executive Retirement Plan ("SERP") adopted July 1, 2001. This plan merged the two supplemental plans previously in existence at AIL and at EDO. Under the SERP, participants receive an amount which results in a total pension benefit payable equal to 2% of their final average compensation, that is, the average five highest consecutive years of total compensation (base plus incentive compensation payment) multiplied by years of service. The benefit is offset by any amounts generated by the Defined Benefit Plan. Portions of the benefits under the SERP are and will be paid as part of the Defined Benefit Plan as well as funding by insurance policies of which EDO is the owner and beneficiary as well as from general assets of the Company. Mrs. Comiskey's and Mr. Otto's benefit accrual under the SERP was frozen as of December 31, 2003. The annual age 65 benefit accrued as of that date for Mr. Otto is $31,439; for Mrs. Comiskey is $23,507. Mr. Smith's accrued benefit as of December 31, 2005 is $783,437.

     Mr. Bassett and Ms. Palumbo did not participate in the SERP.

  PENSION PLAN TABLE

                                              YEARS OF CREDITED SERVICE AT RETIREMENT
FINAL AVERAGE TOTAL    -------------------------------------------------------------------------------------
ANNUAL COMPENSATION       5          10         15         20         25         30         35         40
-------------------    --------   --------   --------   --------   --------   --------   --------   --------
$200,000.............  $ 20,000   $ 40,000   $ 60,000   $ 80,000   $100,000   $120,000   $140,000   $160,000
$250,000.............  $ 25,000   $ 50,000   $ 75,000   $100,000   $125,000   $150,000   $175,000   $200,000
$300,000.............  $ 30,000   $ 60,000   $ 90,000   $120,000   $150,000   $180,000   $210,000   $240,000
$350,000.............  $ 35,000   $ 70,000   $105,000   $140,000   $175,000   $210,000   $245,000   $280,000
$400,000.............  $ 40,000   $ 80,000   $120,000   $160,000   $200,000   $240,000   $280,000   $320,000
$450,000.............  $ 45,000   $ 90,000   $135,000   $180,000   $225,000   $270,000   $315,000   $360,000
$500,000.............  $ 50,000   $100,000   $150,000   $200,000   $250,000   $300,000   $350,000   $400,000
$550,000.............  $ 55,000   $110,000   $165,000   $220,000   $275,000   $330,000   $385,000   $440,000
$800,000.............  $ 80,000   $160,000   $240,000   $320,000   $400,000   $480,000   $560,000   $640,000
$1,000,000...........  $100,000   $200,000   $300,000   $400,000   $500,000   $600,000   $700,000   $800,000

     The pension table above shows the estimated annual benefits, based on single life annuity at age 65, payable to covered individuals upon retirement by the qualified and non-qualified pension plans (the Defined Benefit Plan and the SERP) in specified compensation and years of service classifications. The benefits shown include: (i) the benefits under the participants' qualified plans which was frozen; and (ii) the benefits that accrue under the SERP as described above, whether frozen or not.

  The Investment Plan

     The EDO Corporation Savings and Investment Plan (the "Investment Plan") is a pension plan qualified (under 401(k) and (a) of the Code), which allows all employees to defer up to 20% of their total compensation (base and incentive compensation pay, up to federal limits) to the plan, which is maintained by the Principal Financial Group. Employees may choose among 20 different vehicles in which to invest their funds. EDO Common Shares are not an investment alternative under the Investment Plan. All of the Named Executive Officers participate in the Investment Plan.

  The ESOP

     The Company has a leveraged employee stock ownership plan (the "ESOP") in which all full-time and part-time employees are participants, upon reaching service requirements. The allocation of shares from the ESOP is distributed first, as a match against the first 6% of contribution to the Investment Plan; second, on a formula that equates to a percent of base pay as of December 31, 2002, and which is distributed only to those participants who were participants in the Defined Benefit Plan as of December 31, 2002, third, as a pro rata distribution to all employees, whether they are participating in the Investment Plan or not, and last as a per capita allocation to all employees whether Investment Plan participants or not. Mr. Smith, Mr. Otto and Mrs. Comiskey all received the additional allocation under the second allocation step of this plan.

     The following table sets forth allocations to the Named Executive Officers under the ESOP during 2005:

                                 MATCH                 TOTAL SPECIAL ESOP     TOTAL 2005 ALLOCATION
                              ------------            ---------------------   ----------------------
NAME                          MARKET VALUE   SHARES   MARKET VALUE   SHARES   MARKET VALUE   SHARES
----                          ------------   ------   ------------   ------   ------------   -------
Mr. Smith...................   $5,585.18     206.40    $11,244.24    415.53    $16,829.51    621.933
Mr. Bassett.................   $5,661.22     209.21    $       --         0    $ 5,661.22     209.21
Ms. Palumbo.................   $5,511.31     203.67    $       --         0    $ 5,511.31     203.67
Mr. Otto....................   $5,597.09     206.84    $ 2,851.58    105.38    $ 8,448.70    312.221
Ms. Comiskey................   $5,794.09     214.12    $ 1,782.17     65.86    $ 7,576.26     279.98

  NON-QUALIFIED DEFERRED COMPENSATION PLANS

     Effective January 1, 2004, the Company adopted two voluntary non-qualified deferred compensation plans, the EDO Corporation Deferred Compensation Plan I ("Plan I") and the EDO Corporation Deferred Compensation Plan II ("Plan II"). Both Plan I and Plan II are unfunded voluntary, deferred compensation programs maintained for a group of management and highly compensated employees, including the Named Executive Officers.

     Plan I allows participants to elect to defer that portion of compensation which the Participant elected to be contributed on his or her behalf to the tax-qualified 401(k) plan maintained by the Employer (the "401(k) plan"), but which could not be contributed because of limitations on annual compensation (section 401(a)(17) of the Code) and/or annual additions (section 415 of the Code). For purposes of this Plan, the term "compensation" is defined in the same manner as that term is defined in the 401(k) plan. In addition, a "non-discretionary employer contribution" will be credited to Plan I in an amount is equal to the contribution (excluding deferral contributions as defined in section 402(e)(3) of the Code) that the Company would have made to the 401(k) plan in respect of the employee deferred amounts under Plan I had there been no such limitations on annual employee contributions. This "match" is credited in cash, not Common Shares. This plan provides for deferred amounts to be credited with a fixed rate of interest, which for 2004 and 2005 has been set at 8%. This rate was determined by a competitive quote received from an insurance company. Plan I is unfunded.

     In addition, under Plan I, Mr. Bassett, Mr. Otto, Ms Palumbo and Mrs. Comiskey as well as certain other executives, but excluding Mr. Smith, may be credited with Employer Performance Contributions. This amount is equal to a percentage, not less than 2% nor more than 8%, of the Participant's annual compensation. The percentage will be determined by the performance of the Company for the preceding year. For this purpose, annual compensation means a Participant's total annual current cash compensation.

     Participants may also elect to defer up to 100% of his or her incentive compensation and/or incentive commissions to the plan. These deferrals also earn a fixed rate of interest (8% for 2004 and 2005.) The first deferrals under this feature occurred with the 2004 Incentive Compensation Award. Mr. Smith is not eligible to make this election.

     Plan II is a plan established for all other participants of the Incentive Compensation Award program. Employees may elect voluntary deferrals of up to 100% of his or her incentive compensation and/or incentive commissions to the plan. These deferrals also are credited with a fixed rate of interest (8% for 2004 and 2005.) In addition to the voluntary employee contributions, the Company may credit a participant's account with amounts designated as Discretionary Employer Contributions. No Executive Officers participate in Plan II.

     The following table sets forth deferral and contribution amounts relating to the Named Executive Officers during 2005:

                 2004 AND 2005 DEFERRAL AND CONTRIBUTION TABLE

                                          INCENTIVE                   COMPANY   PERFORMANCE
                                         COMPENSATION   EXCESS 401K    MATCH    CONTRIBUTION
                                         ------------   -----------   -------   ------------
MR. SMITH.......................  2005          --        $59,548     $29,774          --
                                  2004          --        $64,650     $32,325          --
MR. BASSETT.....................  2005          --        $ 8,584     $ 4,292      $9,288
                                  2004          --             --          --      $9,726
MS. PALUMBO.....................  2005     $72,040        $19,383     $ 9,691      $9,147
                                  2004     $60,840        $ 9,691     $ 4,846      $9,148
MR. OTTO........................  2005          --             --          --      $7,249
                                  2004     $12,670             --          --      $7,769
MS. COMISKEY....................  2005          --             --          --      $5,254
                                  2004          --             --          --      $4,732

  DIRECTORS' COMPENSATION

     The Compensation Committee determines directors' compensation. Each non-management director receives an annual retainer of $45,000. An additional $5,000 per year is paid to Audit Committee members, and an additional $5,000 to the Chairman of any committee. There are no additional per meeting fees. Mr. Smith, as an employee of EDO, is not compensated for service on the Board or its Committees. Mr. Walmsley also receives a retainer of L25,008 for his service as a director of EDO UK Ltd., EDO's wholly-owned subsidiary.

     Pursuant to the EDO Corporation 2004 Non-Employee Director Stock Ownership Plan ("2004 NEDSOP") grants of non-qualified Stock Options, Restricted Shares or Restricted Share Units are made to each non-management Director ("Eligible Director") on the date of his or her first election to the Board ("Initial Grant") and annually thereafter on the first business day in January of each year after the year in which the director is first elected to the board ("Annual Grant"). Awards of Restricted Shares and Restricted Share Units vest immediately if they are Initial Grants, and at the end of the applicable Restriction Period if they are Annual Grants. The Compensation Committee administers the NEDSOP and determines the form, amount and terms and conditions of Awards. Awards of Stock Options are exercisable in full immediately upon grant at the Fair Market Value on the date of Grant and remain exercisable until the earlier to occur of (i) the tenth anniversary date of the grant, or (ii) the date the director ceases to be a member of the Board, unless his or her service terminated due to death, disability, retirement or otherwise with the consent of the Compensation Committee, in which case the options terminate three years after the director ceases to be a member of the Board (but no later that the tenth anniversary of the grant date). Restricted Shares are held in the custody of the Company during the Restriction Period but the Eligible Director retains all of the rights of a shareholder of the Company, including the right to vote the shares and the right to received cash dividends. The terms and conditions of Restricted Shares and Restricted Share Units are established by the Compensation Committee at the time of grant. No Restricted Shares or Restricted Share Units have been issued under the NEDSOP.

     Newly elected directors are required to own, or acquire within one year of election by the shareholders, at least 1,000 common shares. All directors have met the stockholding requirement. No director received any additional compensation from EDO in 2005.

 EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2005 regarding compensation plans under which equity securities of the Company are authorized for issuance.

                                                                                   NUMBER OF
                                                                                  SECURITIES
                                                                                   REMAINING
                                                                                 AVAILABLE FOR
                                                                                    FUTURE
                                                 NUMBER OF                         ISSUANCE
                                               SECURITIES TO      WEIGHTED-      UNDER EQUITY
                                                 BE ISSUED         AVERAGE       COMPENSATION
                                               UPON EXERCISE    EXERCISE PRICE       PLANS
                                               OF OUTSTANDING   OF OUTSTANDING    (EXCLUDING
                                                  OPTIONS,         OPTIONS,       SECURITIES
                                                WARRANTS AND     WARRANTS AND    REFLECTED IN
PLAN CATEGORY                                      RIGHTS           RIGHTS        COLUMN (A))
-------------                                  --------------   --------------   -------------
                                                    (A)              (B)              (C)
EQUITY COMPENSATION PLANS APPROVED BY
  SECURITY HOLDERS...........................    1,045,039          17.25           458,081
EQUITY COMPENSATION PLANS NOT APPROVED BY
  SECURITY HOLDERS...........................       18,876          13.61                 0
TOTAL........................................    1,063,915                          458,081

     The Company has one equity compensation plan that has not been approved by shareholders -- the EDO Corporation Compensation Plan for Directors (the "Director Compensation Plan"). Under the Director Compensation Plan, each non-employee director is required to take one-quarter of his annual retainer in the form of EDO Common Shares, and may elect to receive any or all of the remainder of any cash compensation due such director in the form of EDO Common Shares. The Director Compensation Plan also provides the non-employee directors with the opportunity to defer receipt of their cash compensation in the form of cash or shares. Deferrals in the form of shares are converted to stock units based on the closing reported sales price of EDO Common Shares on the day that monies would have been otherwise paid. There is no established reserve of shares for issuance under the Director Compensation Plan and, therefore, no shares are reflected in column (c) in the table above. Aggregate shares issued under the plan totaled 7,121, 5,317 and 5,643 and aggregate deferred stock units totaled 1,496, 1,360 and 1,950 for fiscal years 2005, 2004 and 2003, respectively.

                   2005 REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee (the Committee) of the Board of Directors is composed entirely of independent directors and functions under a charter approved by the Board of Directors. The purpose of the Committee is to oversee compensation arrangements for Company employees and approve individual compensation actions for its Chairman, Chief Executive Officer and President and other senior Executives, consistent with the Company's long-term plans and objectives, rewarding performance and achievement of objectives and providing incentives for future performance.

     Applying this philosophy, the Committee considered qualitative and quantitative 2005 performance factors in determining its 2006 compensation plan. These included:

     - Record revenue of $648.5 million, up 21 percent from $536.2 million in 2004. This included organic growth of 16.7 percent.

     - Net earnings in line with our plans; $1.33 per share versus $1.49 in 2004. Without the costs of refinancing debt and an expansion of credit facilities, earnings per share would have been $1.63.

     - Cash flow from operations of $39.2 million, up 53 percent from 2004.

     - Over $678 million in successful new awards including a $240 million from the Marine Corps for new network-centric communications equipment.

     - Successful deployment of $144 million of advanced electronic-force-protection equipment for the Army ahead of commitment.

     - Funded backlog of $558.7 million vs. $474.6 million in 2004.

     - Redemption of the company's 5 1/4% convertible notes which were replaced with a new 4% issue. In the process we also increased our credit facility by $58 million.

     - Successful completion of three acquisitions which added significant new capabilities and customers.

     The Committee's charter reflects its various responsibilities and is reviewed annually. The Committee meets several times during the year, including in an executive session, as the work of the Committee dictates. During 2005, the Committee held four meetings in person or by teleconference.

     The key elements of the Company's executive compensation program are base salary, annual incentive compensation and long-term incentive compensation. The Committee, with the assistance of outside consultants, also considers matters related to retention. These key items are addressed separately below.

Short-term Compensation

Base Salary

     The Company seeks to attract and retain executive talent by offering competitive base salaries. Base salary is set by the Committee based on its knowledge of the executives themselves, and taken into account with comparable base salaries paid by peer group companies and national studies, as submitted in reports by an outside consultants and internal staff. These studies are done no less than every two years or sooner if the labor market or other factors indicates review of the compensation structure is warranted. The Committee receives a report annually, from an outside consultant, on the financial performance of the Company versus peer group companies.

Annual Incentive Compensation

     Annual incentive compensation awards for Executive Officers are primarily a function of the Company's operational results for the prior year. In accordance with an established shareholder approved plan, the EDO Corporation Incentive Compensation Plan, the Committee approves specific target performance criteria in accordance with the strategic and operating objectives of the Company and of business units for the upcoming year. In 2005, the criteria were corporate and business unit earnings, return on capital employed, cash management, contract awards and sales. Target criteria were set as a stretch goal against both prior year performance and current year business plan. The 2005 operational results were at 110%, resulting in a target pool at 110%. There was also qualitative assessment of individual performance, which influenced the size of the individual incentive awards, and which adjusted the individual's actual cash award from 0 (zero) % to 150% of their personal target.

Long-term Compensation

Equity Based Awards

     The Company has a tradition of awarding long-term equity based incentives under shareholder approved plans, including the 2002 Long-Term Incentive Plan and prior similar plans (the "Long-term Plan"). The Long-term Plan provides for a menu of equity based awards. The purpose of the equity awards are to align the interests of the executives with those of the shareholders to encourage high performing executives to stay with EDO. In 2004, the Board changed the equity award practice from stock options to restricted shares, and does not anticipate awarding options as an equity vehicle for the immediate future. Instead, the Company made awards of restricted common shares under the Long-term Plan. Restricted Common Shares are generally awarded at the beginning of a performance period and convey to the Executive Officer receiving the award all the rights of share ownership, including voting rights and dividends as may be paid to holders of common shares. Awards of restricted shares lapse if the executive terminates employment prior to the end of the performance period.

     Pursuant to retention agreements entered into with certain executives in 2004, the Committee approved grants totaling 152,500 restricted common shares to nine (9) executives, including four (4) of the Named Executive Officers, which grants vest only if the executive remains with the Company for the duration of performance periods that range from three (3) to five (5) years.

     In 2006, the Committee also granted 15,000 restricted common shares to the CEO as a result of performance criteria attained in 2005. The shares are subject to forfeiture for certain voluntary terminations of employment prior to February 20, 2008.

Deferred Compensation Plan

     In October 2003, the Committee approved the EDO Corporation Non-Qualified Deferred Compensation Plan I (the NQDCP I) that allows participants in the Incentive Compensation Plan including Named Executive Officers but excluding Mr. Smith, to defer part or all of their incentive compensation payments. In addition, under the NQDCP I certain executives, including all of the Named Executive Officers, may defer up to 20% of their cash compensation in excess of federal limits on contribution to the EDO Corporation Employee Savings and Investment Plan (the Investment Plan). The Company will credit the deferred compensation account of the executives with an amount equal to the Company match it would have made had these amounts been allowed to be contributed to the Investment Plan. The match is an amount equal to 50% on the first 6% of this deferral. The NQDCP I also provides for account balances to accrue a fixed rate of interest, which for 2006 has been set at 8%. In addition, under this plan, Mr. Bassett, Mr. Otto, Ms Palumbo and Mrs. Comiskey, as well as certain other executives, but excluding Mr. Smith, may receive Employer Performance Contributions. This amount is equal to a percentage not less than 2% nor greater than 8%, of the Participant's annual cash compensation, with the percentage determined by the performance of the Company for the preceding year. This plan is unfunded and does not vest to the participant until the earlier of age 65 or age 55 with 20 years of service.

Supplemental Executive Retirement Program (SERP)

     Prior to 2004, the company maintained a SERP for seven (7) senior executives including three (3) of the Named Executive Officers. (Mr. Smith, Mr. Otto and Mrs. Comiskey). As of 2004, additional service credit or covered compensation increases under the SERP was frozen for all currently employed executives except for Mr. Smith due to his near-proximity to the Company's Normal Retirement Age. The plan is a non-qualified plan, providing 2% of total cash compensation per year of service, offset by any amounts payable to the executive from the qualified defined benefit plan, which also had previously been frozen. Benefits accrued under the SERP are partially funded by Company ownership of life insurance policies, for which the Company is both the owner and beneficiary. The balance of the liability would be paid from current assets. The Company has established a Rabbi Trust; however, no assets are currently held with this vehicle. It is the Company's intention to transfer ownership of some of the life insurance assets to the trust for funding purposes.

Shareholding Guidelines

     The Committee believes in linking the interests of management and shareholders. In October 2004, the Committee approved shareholding guidelines for EDO's Executive Officers and Senior Executives effective January 1, 2005. All of the executives, including the Named Executive Officers, have met or exceeded the guidelines.

     The shareholding guidelines specify the value of the number of Common Shares, (i) owned outright, (ii) granted by the Company as restricted shares (vested or not vested) and (iii) vested stock options, that the Executive Officers must accumulate and hold within three years of the later of the effective date of January 1, 2005 or the date of appointment as an Executive Officer or Senior Executive. The specific share requirements are based on a specified multiple of annual base compensation, in effect as of January 1, 2005 or at the time of eligibility times the value of the closing price of EDO Common Shares over the preceding twelve months. The range will be from 1 times to 4 times base pay, with the higher multiples applicable to EDO's Executive Officers having the highest levels of responsibility. The number of shares to be held will change only if the executive is promoted to a higher position.

Chairman, Chief Executive Officer, President................  4 times
Executive Vice-President, Chief Operating Officer,
Chief Financial Officer.....................................  3 times
Elected Vice-Presidents.....................................  2 times
All other designated Senior Executives......................  1 times

STOCK OPTION HOLDING PERIOD

     Also effective January 1, 2005, senior executives will be required to hold for at least one year the net Common Shares that they receive by exercising stock options. "Net Shares" means the number of shares obtained by exercising the vested option, less the number of shares the executive sells to (1) cover the exercise price of the options and (2) pay the Company any required withholding taxes. This requirement applies to all executives subject to the shareholding guidelines. For good and exceptional reason, any executive subject to this provision may seek the approval of the CEO, or in the case of the CEO, the Compensation Committee, for a waiver to these requirements.

CEO Compensation

     In 2004, the Board of Directors, through the Committee, negotiated an Amended and Restated Employment Agreement dated as of October 1, 2004 (the "2004 Agreement") with the Chief Executive Officer, Mr. James M. Smith, which extends his contract period through the earlier of May 31, 2008 or the Company's 2008 Annual Meeting. The contract was filed with the Company's Current Report on Form 8-K dated October 28, 2004. The Committee retained outside compensation, legal and tax advisors for this purpose.

     The Chief Executive Officer's total compensation was determined by peer group analysis, information provided by the outside consultant and performance measurements described above with respect to all Executive Officers. Mr. Smith's initial base pay adjustment of 4.16% for 2004 was as agreed to in his 2003 Employment Agreement. An additional adjustment of 4% in October 2004 was provided for in his 2004 Agreement. The 2004 Agreement does not provide for any future pre-determined base pay increases. Future adjustments are left solely to the discretion of the Committee. No base pay adjustment was awarded in 2005, nor for 2006.

     For the awarding of incentive compensation in 2006 (for 2005 performance), the Committee, with input from the other independent directors, evaluated the CEO. They reviewed his performance against written goals and objectives for the year, and the Company's performance in 2005. As a result of review, the Committee awarded Mr. Smith $727,800 in incentive compensation.

     Per the 2003 and 2004 Agreements, the Committee may award Mr. Smith up to 15,000 restricted shares. The amount to be awarded is as a result of measurement of his performance against specific written goals and objectives. As a result of their review of his written assessment against those goals, in 2006, the Committee awarded Mr. Smith 15,000 Restricted Shares.

Internal Revenue Code Section 162(m)-$1 Million Deduction Limit

     Section 162(m) of the Internal Revenue Code (the "Code") precludes a public corporation from taking a deduction for compensation in excess of $1 million for its chief executive officer or any of its four other highest paid Executive Officers, unless certain specific and detailed criteria are satisfied.

     The Committee considers the anticipated tax treatment to EDO and the Executive Officers in its review and establishment of compensation programs and payments. The deductibility of some types of compensation payments can depend upon the timing of an executive's vesting or exercise of previously granted rights. Interpretations of and changes to applicable tax laws and regulations as well as other factors beyond the Committee's control also can affect deductibility of compensation. For these and other reasons, the Committee has not sought to limit executive compensation to amounts deductible under Section 162(m) of the Code.

     In the past, no executive's compensation has regularly approached such a level and it is not expected. The Committee will continue to monitor developments and assess alternatives for preserving the deductibility of compensation to the extent reasonably practicable and as determined to be in the best interests of EDO and its shareholders.

     This report is furnished by the members of the Compensation Committee.

                                          Dennis C. Blair, Chair
                                          Robert E. Allen
                                          Robert M. Hanisee
                                          Leslie F. Kenne
                                          James Roth

                         SHAREHOLDER PERFORMANCE GRAPH

     This table compares the performance from 2000-2005 of Common Shares (assuming reinvestment of dividends) with a broad-based market index (Standard & Poor's 500), and an industry-specific index, Value Line Aerospace/ Defense Group, as provided to EDO by Value Line.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*

                              (PERFORMANCE GRAPH)

Assumes $100 invested at the close of trading in 12/00 in EDO Corporation common stock, Standard & Poor's 500, and Aerospace/Defense.

* Cumulative total return assumes reinvestment of dividends.

                            SOURCE: VALUE LINE, INC.

                                             2000     2001     2002     2003     2004     2005
                                            ------   ------   ------   ------   ------   ------
EDO Corporation                             100.00   366.30   289.21   345.40   446.95   382.53
Standard & Poor's 500                       100.00    86.96    66.64    84.22    91.79    94.55
Aerospace/Defense                           100.00   111.74   101.13   123.63   149.96   182.62

     Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.

                                SHARE OWNERSHIP

Principal Holders of Common Shares

     This table shows, as of December 31, 2005, the holdings of persons known to us to beneficially own more than five percent of the outstanding Common Shares.

                                                            AMOUNT AND NATURE
                                                              OF BENEFICIAL     PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                            OWNERSHIP        CLASS(A)
------------------------------------                        -----------------   ----------
Cardinal Capital Management, LLC..........................      2,018,072(b)       9.99
  One Fawcett Place
  Greenwich, CT 06830
Wellington Management Company, LLP........................      1,058,650(c)       5.24
  75 State Street
  Boston, MA 02109
EDO Employee Stock Ownership Plan.........................      3,720,214(d)      18.42
  c/o GreatBanc Trust Company
  1301 W. 22(nd) Street
  Suite 800
  Oak Brook, IL 60523

---------------

(a)  Based on 20,194,498 Common Shares Outstanding at December 31, 2005.

(b) Holdings as of December 31, 2005, as reported to the Securities and Exchange Commission ("SEC") on Schedule 13G on February 10, 2006. Cardinal Capital Management, LLC disclosed sole voting power as to 965,952 shares and sole dispositive power as to 2,018,072 shares.

(c) Holdings as of December 31, 2005, as reported to the SEC on Schedule 13G/A on February 14, 2006. Wellington Management Company, LLP disclosed shared voting power as to 495,100 shares and shared dispositive power as to 1,058,650 shares.

(d) Common shares owned pursuant to the EDO Employee Stock Ownership Plan are voted by the trustee in accordance with written instructions of plan participants. If no instructions are received by the trustee, the trustee votes such shares (along with any unallocated shares held in the plan) in the same proportion as it votes those shares for which it receives proper instructions.

     This table gives information concerning Common Shares beneficially owned as of March 6, 2006 by each of the Company's directors, each of the named EDO executive officers and all directors and executive officers as a group. All Common Shares listed below are owned directly by the individual concerned unless otherwise indicated:

                                                               BENEFICIAL OWNERSHIP
                                                              ----------------------
                                                              NUMBER OF   PERCENT OF
NAME OF BENEFICIAL OWNER                                       SHARES       CLASS
------------------------                                      ---------   ----------
Robert E. Allen.............................................     68,489        *
Robert Alvine...............................................     72,194        *
Frederic B. Bassett.........................................     26,827        *
Dennis C. Blair.............................................     31,534        *
Patricia D. Comiskey........................................     62,248        *
Robert M. Hanisee...........................................     80,411        *
Michael J. Hegarty..........................................     98,167        *
Leslie F. Kenne.............................................     25,877        *
Paul J. Kern................................................     15,373        *
Ronald L. Leach.............................................     44,924        *
Frank W. Otto...............................................     18,764        *
Lisa M. Palumbo.............................................     37,202        *
James Roth..................................................     31,534        *
James M. Smith..............................................    552,477      2.7
Robert S. Tyrer.............................................     22,085        *
Robert Walmsley.............................................     21,387        *
All Directors and Executive Officers as a group.............  1,209,493      5.9

---------------

* Less than 1%

     The shares owned by directors and officers include shares owned by the spouses and minor children, held with shared voting power, held in the employee stock ownership plan ("ESOP") at March 6, 2006, and shares the individuals have the right to acquire within 60 days following March 6, 2006 upon exercise of options, as follows:

                                                SHARES OWNED BY       SHARES      SHARES ISSUABLE
                                                FAMILY MEMBERS/       HELD IN      UPON EXERCISE
NAME                                          SHARED VOTING POWER      ESOP         OF OPTIONS
----                                          -------------------   -----------   ---------------
Robert E. Allen.............................             --               --           51,000
Robert Alvine...............................             --               --           51,000
Frederic B. Bassett.........................             --              827            5,000
Dennis C. Blair.............................             --               --           30,000
Patricia D. Comiskey........................             --            1,789           11,035
Robert M. Hanisee...........................             --               --           57,000
Michael J. Hegarty..........................         33,432               --           41,000
Leslie F. Kenne.............................                              --           25,000
Paul J. Kern................................             --               --           15,000
Ronald L. Leach.............................             --               --           30,000
Frank W. Otto...............................             --            1,080               --
Lisa M. Palumbo.............................          5,044            1,156           10,000
James Roth..................................             --               --           29,000
James M. Smith..............................         77,731            3,256          122,902
Robert S. Tyrer.............................             --               --           20,000
Robert Walmsley.............................             --               --           20,000
All Directors and Executive Officers as a
  group.....................................        116,207            8,108          517,937

     Mr. Smith disclaims beneficial ownership with respect to the shares held by family members.

                            CHARITABLE CONTRIBUTIONS

     Within the preceding year, the Company did not make any contributions to any charitable organization in which an independent director served as an executive officer, which exceed the greater of $1 million or 2% of the charitable organization's consolidated gross revenues.

                        APPROVAL OF THE EDO CORPORATION
                         2006 LONG-TERM INCENTIVE PLAN

                                (PROPOSAL NO. 2)

     You are being asked to approve the EDO Corporation 2006 Long-Term Incentive ("2006 LTIP"), which has been adopted by the Compensation Committee of the Board of Directors ("Committee"). The purpose of the 2006 LTIP is to provide annual incentive opportunity for eligible employees of EDO whose actions are considered to have a significant impact on the success of the Company.

     The following summary is of the 2006 LTIP and is qualified in its entirety by reference to the complete text of the plan, which is attached to this Proxy Statement as Appendix F.

                            PROPOSAL TO APPROVE THE
                         2006 LONG-TERM INCENTIVE PLAN

     On February 20, 2006, the Compensation Committee of our Board of Directors (the "Compensation Committee") adopted the EDO Corporation 2006 Long-Term Incentive Plan (the "2006 Plan"). The

Board of Directors approved the 2006 Plan on February 21, 2006, subject to shareholder approval at the Company's Annual Meeting. If approved by shareholders, the 2006 Plan will become effective on January 1, 2007 providing approval of the shareholders.

     From the inception of the 2002 existing Long Term Incentive Plan (the "2002 Plan") Plan, grants covering 390,255 shares (including grants that subsequently terminated or lapsed and were regranted under the terms of the plan) have been granted to employees under the 2002 Plan. A total of 685,506 shares remain subject to outstanding grants and 130,361 shares remain available for grants under the 2002 Plan through 2012.

     Unlike the 2002 Plan, the 2006 Plan does not provide for incentive stock options, does not provide for the automatic reloading of options for a Participant and gives the Compensation Committee greater authority to reduce or eliminate Restricted Share Awards for any reason including failure to attain long term performance objectives. The Board believes that the 2006 Plan will further enable us to motivate and reward superior performance on the part of our employees and thereby attract and retain key employees of superior ability. The Board believes that approving the adoption of the 2006 Plan is in the best interests of the Company and its shareholders.

     The following is a brief description of the 2006 Plan. The full text of the 2006 Plan is attached as Appendix F hereto and the following description is qualified in its entirety by reference to this Appendix.

ADMINISTRATION OF THE 2006 PLAN

     The selection of key employees, who may participate in the 2006 Plan, and the terms and conditions of each award, will be determined by the Compensation Committee. The Compensation Committee currently consists of five members, each of whom is a "non-employee director" within the meaning of Rule 16b-3 of the Securities and Exchange Act of 1934 and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. The Committee has full power, discretion and authority to interpret, construe and administer the 2006 Plan, and all decisions, determinations or actions of the Committee pursuant to the 2006 Plan will be final and binding on all persons for all purposes.

ELIGIBILITY

     Key employees of the Company and its subsidiaries are eligible to receive awards under the 2006 Plan. Non-employee directors are not eligible to receive awards under the 2006 Plan. The benefits to any individual key employee are not determinable.

TYPES OF AWARDS THAT MAY BE MADE UNDER THE 2006 PLAN

     The 2006 Plan permits the grant of:

     - non-qualified stock options;

     - stock appreciation rights;

     - restricted shares (with or without performance criteria);

     - performance shares and performance units; and

     - shares in lieu of cash compensation.

SHARES COVERED BY THE 2006 PLAN; LIMIT ON AWARDS

     The 2006 Plan permits the granting of awards covering 1,200,000 common shares. As of December 30, 2005, there were 20,194,498 Common Shares outstanding, and the closing price per common share was $27.06. The common shares may be either authorized but unissued Common Shares or Common Shares purchased on the open market.

     The maximum number of Common Shares underlying awards granted under the 2006 Plan may not exceed 200,000 shares during any 12 month period. The restrictions relating to the total Common Shares awarded under the 2006 Plan and the maximum number granted during any 12 month period may be adjusted pursuant to certain stock dividend, extraordinary cash dividend, recapitalization, merger consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase common shares, or similar events affecting the Common Shares if the Committee deems such an adjustment necessary to preserve the benefits or potential benefits under the 2006 Plan.

     Any shares that are reserved for grants under the 2006 Plan that lapse, expire or are forfeited, and any shares that are exchanged (actually or constructively) by optionees as full or partial payment to the Company for shares acquired on the exercise of an option may be available for subsequent awards under the 2006 Plan.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     Options granted under the 2006 Plan will be non-qualified stock options. The exercise price of any stock option may not be less than 100% of the fair market value of the Common Shares on the date of grant. The exercise price is payable in cash, or an equivalent thereof, Common Shares previously owned by the optionee or a combination of cash and Common Shares previously owned by the optionee.

     Stock appreciations rights may be granted in tandem with an option, in addition to an option, or freestanding and unrelated to an option to eligible employees. The Compensation Committee will determine times or events upon which such a stock appreciation right may be exercised and whether the stock appreciation right will entitle the holder to receive cash or common shares (or a combination of cash and Common Shares) having a value equal to the excess of the fair market value of the common shares on the date of exercise over the exercise price of the option. Stock appreciation rights will not be exercisable after seven years from the date of their grant.

TAX CONSEQUENCES OF OPTIONS

     On the exercise of a non-qualified stock option, the optionee will recognize ordinary income for federal income tax purposes on the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price of the option. The optionee will be taxed on this amount in the year of exercise, and the Company will generally be allowed a deduction in this amount for federal income tax purposes in the same year. When the optionee disposes of shares acquired on the exercise of a non-qualified stock option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long- or short-term capital gain to the optionee, depending on the holding period for the shares. If the amount received is less than the market value of the shares on the date of exercise, the loss will be treated as long- or short-term capital loss, depending upon the holding period of the shares.

PERFORMANCE SHARES AND PERFORMANCE UNITS

     Performance shares and performance units are rights to receive Common Shares or cash, respectively, (or a combination of cash and Common Shares), as determined by the Compensation Committee, on the achievement of certain performance objectives over a specified performance period.

     The Compensation Committee determines the performance objectives of awards of performance shares and performance units. Unless the Compensation Committee determines otherwise at the time of a grant, performance objectives must include at least one of the following criteria, based on comparative performance relative to other companies:

     - total return to shareholders;

     - return on equity;

     - operating income or net income;

     - return on capital;

     - economic value added;

     - earnings per Common Share; or

     - market price of the common shares.

     Recipients of performance shares or performance units will be entitled to receive dividends on the shares equal to amounts paid on those shares or units during the period of deferral with respect to the performance periods.

AMENDMENT AND TERMINATION OF THE 2006 PLAN

     The Board may amend or terminate the 2006 Plan at any time, provided that any amendment made in connection with the following requires shareholder approval:

     - an increase in the number of Common Shares available for awards (except for adjustments made on a stock dividend, recapitalization, reclassification, split-up or consolidation of the Common Shares or a merger or consolidation or other similar event);

     - change the price at which the options may be granted; or

     - removal of the Compensation Committee as the administrator of the 2006 Plan.

     The Compensation Committee may, without shareholder approval, amend the 2006 Plan or any award granted thereunder, retroactively or prospectively, in order to comply with the provisions of Sections 409A and 162 of the Code for purposes of preserving exemptions provided by such sections relating to awards granted under the 2006 Plan.

SPECIAL RIGHTS PROVIDED IN THE EVENT OF A CHANGE IN CONTROL

     The 2006 Plan provides for certain special rights upon the occurrence of a "Change in Control." A Change in Control as defined as the occurrence of any of the following events: (i) a change in the membership of the Board of Directors if, over any period of 24 consecutive months, individuals who were members of the Board at the beginning of the period (or who were nominated to the Board by such persons) fail to constitute a majority of the Board at the end of such period; (ii) any person is or becomes "beneficial owner" (as defined in Rule 13(d)(3) of the Exchange Act) of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;
(iii) the shareholders approve a merger or other business combination pursuant to which the (a) the stock of the surviving entity is not readily tradable on an established securities market, (b) the majority of the directors of the surviving entity were not directors of the Company prior to the merger and are not nominees or representatives of the Company, or (c) any person is or becomes "beneficial owner" of 30% or more of the securities of the surviving entity;
(iv) the sale or other disposition of all or substantially all of the Company's assets; or (v) any other event or transaction declared to be a "Change in Control" by resolution of the Board.

     Upon the occurrence of a Change in Control:

          (1) All outstanding options and stock appreciation rights will be promptly cancelled in exchange for cash in an amount equal to the excess of the highest price per share paid or offered in any bona fide transaction related to a Change in Control (fair market value for incentive stock options and stock appreciation rights relating to incentive stock options) on the date of the cash out occurs over the exercise price for such option or stock appreciation right. The restricted period in relation to restricted shares and the performance period in relation to performance shares and performance units shall expire and all such shares will be immediately transferable and the Common Shares with respect thereto shall be immediately payable.

          (2) No cancellation, acceleration of exercisability, vesting, cash settlement will occur if the Compensation Committee determines in good faith prior to a Change in Control that such award may be honored or assumed, or have new rights substituted by a grantee's new employer (or parent or subsidiary) immediately following the Change in Control if such alternative (i) is tradable on an established securities market or will be within 60 days following the Change in Control; (ii) provides the participant with rights and entitlements substantially equivalent to or better than the previous awards being replaced; (iii) has substantially equivalent economic value to the awards it is replacing; and (iv) have terms and conditions which provide that in the event of an involuntary or a constructive termination of the participant's employment upon or following such Change in Control, any conditions on a participant's rights under such alternative (or any restrictions on transfer or exercisability) will be waived or shall lapse.

     In the event of any recapitalization, reclassification, split-up or consolidation of Common Shares or stock dividend, merger or consolidation of the Company or sale by the Company of all or a portion of its assets, the Compensation Committee may make such adjustments in the Common Shares subject to awards, including common shares subject to purchase by an option, or the terms, conditions or restrictions on Common Shares or awards under the 2006 Plan, including the price payable upon the exercise of such option, as the Compensation Committee deems equitable. Adjustments to awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall be made taking into account Sections 409A and 162(m) of the Code, to the extent applicable.

THE EDO BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE EDO CORPORATION 2006 LONG-TERM INCENTIVE PLAN.

Indebtedness of Management

     Mr. James M. Smith was indebted to EDO pursuant to a loan made to enable him to purchase shares of AIL Technology Inc. common stock in connection with Eaton Corporation's divesture of that business in 1997. This loan, which bears an annual interest rate of 1.52%, was assumed by EDO in the April 2000 merger of EDO and AIL. The largest aggregate amount outstanding since January 1, 2004 was $259,803. The amount outstanding at March 1, 2006 was $139,803. Mr. Smith paid the outstanding loan balance in full on March 9, 2006.

Certain Relationships and Related Transactions

     A son of Mr. James M. Smith is employed by the Company and received total cash compensation of $71,951 in fiscal 2005 plus standard benefits available to all employees. His compensation level was commensurate with other employees having similar positions and responsibilities.

Section 16(a) Beneficial Ownership Reporting Compliance

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, EDO's directors, executive officers and beneficial owners of more than 10% of the outstanding Common Shares are required to file reports with the Securities and Exchange Commission and the New York Stock Exchange concerning their ownership of and transactions in EDO Common Shares and are also required to provide EDO with copies of such reports. Based solely on such reports and related information furnished to EDO, EDO believes that in fiscal 2005 all such filing requirements were complied with in a timely manner by all directors and executive officers, except that Messer, Allen, Alvine, Blair, Hanisee, Hegarty, Kern, Leach, Roth, Tyrer and Ms. Kenne were late in filing one Form 4 for the reporting of one transaction and Mr. Walmsley was late in filing two Form 4s for the reporting of two transactions.

                                 MISCELLANEOUS

Costs of Proxy Solicitation

     We will pay the expenses of soliciting proxies for the 2006 Annual Meeting, including the costs of preparing, printing and mailing this Proxy Statement, and payments to brokerage firms, banks and others for forwarding solicitation materials to indirect owners of Common Shares. In addition to use of the mail, proxies may be solicited personally or by telephone by present and former officers, directors and other employees of EDO without additional compensation, as well as by employees of American Stock Transfer & Trust Company, the Company's vote tabulator. If utilized, payment to American Stock Transfer & Trust Company for such services will be based on actual expenses incurred, including time spent. EDO has also retained Georgeson Shareholder Communications Inc. to assist in such solicitations, at an estimated cost of $7,500 plus out-of-pocket expenses.

Annual Reports

     If you were a shareholder of record on March 3, 2006, you should have received a copy of EDO's 2005 Annual Report to Shareholders either with this Proxy Statement or prior to its receipt. If you have not received the Annual Report to Shareholders, please write to the Corporate Secretary at the address below and a copy will be sent to you. In addition, a copy of EDO's annual report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2005 is available to each record and beneficial owner of Common Shares without charge upon written request to the Corporate Secretary.

Directors' and Officers' Liability Insurance

     As permitted by Section 726 of the Business Corporation Law of New York, EDO has in force directors' and officers' liability insurance and corporate reimbursement insurance, written by Great American Insurance Group for the 2006-year period which commenced on January 1, 2006 at a total cost of $246,600. The policy insures EDO against losses from claims against its directors and officers when they are entitled to indemnification by EDO, and insures EDO's directors and officers against certain losses from claims against them in their official capacities. EDO also has in force an excess directors' and officers' liabilities insurance policy with Federal Insurance (Chubb) at a total cost of $135,000. All duly elected directors and officers of EDO are covered by this insurance.

     Requests for copies of the Annual Report to Shareholders or the Annual Report on Form 10-K should be sent to: Corporate Secretary, EDO Corporation, 60 East 42(nd) Street, 42(nd) Floor, New York, NY 10165.

                                          By order of the Board of Directors

                                          (-s- Lisa M. Palumbo Signature)
                                          LISA M. PALUMBO
                                          Senior Vice President, General Counsel
                                          and Secretary

Dated: March 20, 2006

                                   APPENDIX A
                                EDO CORPORATION

                        CORPORATE GOVERNANCE GUIDELINES

                            ADOPTED OCTOBER 1, 2002
                           (AS AMENDED APRIL 14, 2003
                     AND FURTHER AMENDED OCTOBER 26, 2004)

ROLE AND COMPOSITION OF THE BOARD OF DIRECTORS

     1. Board functions. Except for those matters reserved for decision by the Company's shareholders, the Board of Directors is the ultimate decision-making body of the Company. The Board's primary responsibility is to oversee the affairs of the company for the benefit of shareholders. It elects the senior management team, which is charged with the conduct of the Company's business, acts as advisor and counselor to this team and monitors its performance. It is the general policy of the Board that all major decisions be considered by the Board as a whole.

     2. Independent Directors. A majority of the Board members must be Independent Directors. "Independent Director" means a Director who is affirmatively determined by the Board of Directors to have no material relationship with the Company (either directly, or as a partner, shareholder or officer of an organization that has a relationship with the Company) in accordance with the regulations of the Securities and Exchange Commission and the New York Stock Exchange Corporate Governance Rules; the Board shall make such determination at least annually. Each Director whose independent status shall change during his or her tenure as a member of the Company's Board of Directors shall promptly notify the Chairman of the Nominating and Governance Committee and the Company of such change.

     3. New Director Orientation. The Company's orientation process for new Board members includes written materials on the company and its policies, meetings with key management and visits to the Company's major facilities.

     4. Continuing Education. The Board shall keep current on the business and policies of the Company by periodic visits to the Company's major facilities, and meetings with key management, and shall provide for its continuing education with respect to material matters affecting the company and the industries in which it operates.

     5. Other Board Memberships. In evaluating the suitability of individual director candidates for election or re-election to EDO's Board of Directors, the Nominating and Governance Committee and the Board will takes into account other demands on the time of a candidate including attendance at, preparedness for and participation in EDO Board and Committee meetings. Consideration is also given to actual or potential conflicts of interest which might arise from a Director's service on another company's Board of Directors. Consequently, directors are encouraged to limit the number of other boards of directors (including non-profit and non-public boards of directors) on which they serve and to consider potential conflicts of interest that might arise when considering an invitation to join another company's board. Each director shall provide prior written notice to the Chairman of the Nominating and Governance Committee, with a copy to the Chairman of the Board and the Corporate Secretary, of his or her intention to accept an invitation to stand for election for or be appointed to the board of directors (or an advisory board) of another public or private company. If the Board determines, upon recommendation of the Nominating and Governance Committee, that the Director's service on such other board would be incompatible with his or her service on EDO's Board, the Chairman of the Nominating and Governance Committee shall so advise the Director. In such event the Director shall either resign from or withdraw as a nominee for reelection to EDO's Board or remove him- or herself from consideration as a candidate by the other entity.

     6. Change in Principal Occupation. Each Director whose principal occupation shall change during his or her tenure as a member of the Company's Board of Directors shall promptly notify the Chairman of the Nominating and Governance Committee and the Corporate Secretary of the timing and nature of such change or impending change. If the Board, upon the recommendation of the Nominating and Governance Committee, determines that such Director's service on the Company's Board is no longer appropriate under the circumstances, the Chairman of the Nominating and Governance Committee shall so advise the Director, and in such event, the Director shall promptly resign from the Company's Board of Directors.

BOARD PRACTICES AND PROCEDURES

     1. Agenda and Board Materials. The Chairman of the Board sets the agenda for Board meetings. Board members may suggest that particular items be placed on the agenda. Board materials that relate to the agenda should be provided to the Board sufficiently in advance of Board Meetings to allow for preparation for discussion of the items at the meeting. It is incumbent upon each Director to be familiar with the Company and its affairs, to review the materials distributed in connection with each meeting of the Board and each Committee on which the Director serves.

     2. Access to Management and Advisors. In carrying out its responsibilities, the Board shall have such access to management of the Company (and members of management shall make themselves available to the Board) and such independent advisors as the Board deems necessary or appropriate to enable it to carry out its responsibilities.

     3. Executive Sessions. It is the policy of the Board that non-management Directors meet regularly in Executive Session. Opportunities for these sessions are available following or preceding each regularly scheduled Board meeting. The chairmanship of the Executive Session will be rotated among the directors in alphabetical order based on last name. Each Executive Session Chair shall solicit from the Board suggestions for topics for discussion at the Executive Session and shall circulate an agenda for the meeting. The CEO may suggest to the Executive Session Chair a subject the CEO believes the Board should address in Executive Session and whether the CEO should be present during the subject's discussion. The Executive Session Chair shall provide the CEO with appropriate feedback on the topics discussed at Executive Session, and the Executive Session Chair and the CEO shall together determine the best forum for providing the Board with the CEO's responses or actions, if any. Particulars of any individual director's comments should not be shared with the CEO, nor is it contemplated that minutes be recorded as this tends to limit candor and openness during Executive Sessions. However, any Committee reports discussed at the Executive Session shall be summarized by the Committee Chair at the regular Board Meeting and recorded in the meeting minutes. In addition, the Board shall take no formal action at the Executive Session that is not subsequently recorded in the minutes of the Regular Session of the Board Meeting.

     4. Attendance of Non-Directors at Board Meetings. Regular attendance at Board meetings by Senior Executive Management is appropriate. The Chairman of the Board and Chief Executive Officer may invite additional people as attendees on a regular basis as appropriate to the agenda of the particular meeting.

     5. Director Compensation. It is the policy of the Board of Directors that compensation of Directors shall be determined according to what is reasonable and customary for companies of like size in the same or similar industry. When considering significant changes in its own compensation, the Board shall obtain an independent third party evaluation of its compensation arrangements. Compensation may be in the form of an annual retainer and meeting fees, stock options and/or stock awards. Board members must take at least 25% of their compensation in EDO stock, and are encouraged to take all their compensation in the EDO common stock.

     6. Self Evaluation. It is appropriate to increase Board effectiveness that the Board conduct an assessment on its performance on an annual basis. Such assessment should include issues of, skills, performance, industry experience and diversity.

     7. Succession Planning. The Board plans for succession to the positions of Chairman of the Board and Chief Executive Officer as well as certain other senior management positions. To assist the Board, the Chief Executive Officer at least annually provides the Board with an assessment of senior managers and their potential to succeed the Chief Executive Officer as well as an assessment of potential successors to certain other senior management positions.

COMMITTEE STRUCTURE, COMPOSITION AND PRACTICES

     1. Committees. The current Committees are the Audit Committee, Compensation Committee, Nominating and Governance Committee, Pension Investment Committee, Finance Committee and Management Development Committee. There may from time to time, be occasions in which the Board may want to form a new ad hoc or standing Committee depending upon circumstance.

          a. Audit Committee. The Audit Committee shall be responsible for oversight of the Company's financial reporting process, the systems and processes of internal control and compliance and the audit process as more particularly described in its charter.

          b. Compensation Committee. The Compensation Committee reviews and approves compensation of corporate officers, administers stock option and long-term incentive plans, and recommends compensation of Directors to the board of Directors as more particularly described in its charter.

          c. Nominating and Governance Committee. The Nominating and Governance Committee makes recommendations concerning the organization, size, composition and governance practices of the Board of Directors and its committees as more particularly described in its charter.

          d. Pension Investment Committee. The Pension Investment Committee sets the investment policies, parameters and procedures for the investments of the assets of the Defined Benefit Pension Plans and for the withdrawal of funds to pay benefits, and reviews the performance of the investments and investment managers as more particularly described in its charter.

          e. Management Development Committee. The Management Development Committee oversees the Company's succession planning process and senior management development program as more particularly described in its charter. At least one member of the Compensation Committee shall serve on this Committee.

          f. Finance Committee. The Finance Committee advises the Board with regard to capital structure and major financial policies, practices and objectives of the Company as more particularly described in its charter.. At least one member of the Audit Committee shall serve on this Committee.

     2. Assignment and Rotation of Committee Members. The Nominating and Governance Committee is responsible for the assignment of Board members to various Committees. The Board believes that Committee members and chairs should be rotated every 3-4 years so that each will have the opportunity to deepen his or her understanding of the Company.

     3. Frequency, Length and Agenda of Committee Meetings. The Chair of each Committee, in consultation with the Chief Executive Officer, will determine the frequency, length and agenda for Committee meetings and, in consultation with appropriate members of management, will develop the Committee's agenda for each meeting.

COMMUNICATIONS WITH SHAREHOLDERS AND THE PUBLIC

     The Chief Executive Officer is responsible for establishing effective communications with the Company's shareholders and other constituent groups such as customers, communities, suppliers, creditors, governments, bankers, rating agencies and analysts. It is the policy of the Board that management speaks for the Company. Shareholders and other interested parties who wish to make concerns known to the non-management Directors should communicate their concerns in writing addressed to the Chairman of the Nominating and Governance Committee or the Chairman of the Audit Committee at the Company's corporate headquarters.

                                                                      APPENDIX B

                         CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                                EDO CORPORATION

                              STATEMENT OF PURPOSE

     The Audit Committee, in its capacity as a committee of the Board of Directors, shall fulfill the Board's oversight responsibilities. The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of any registered public accounting firm employed by EDO for the purpose of preparing or issuing an audit report or related work. Each such accounting firm shall report directly to the Committee. The Audit Committee will (a) assist Board oversight of (i) the integrity of EDO's Financial Statements, (ii) EDO's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence, and (iv) the performance of EDO's internal audit for action and internal auditors; and (b) prepare the report that the SEC rules require be included in EDO's annual proxy statement. In performing its duties, the Committee will maintain effective working relationships with the Board of Directors, Management and the external auditors. To effectively perform his or her role, each Committee Member will obtain an understanding of the detailed responsibilities of Committee membership as well as EDO business, operations and risks.

              ORGANIZATION AND QUALIFICATION OF COMMITTEE MEMBERS

     The Committee shall be comprised of three or more Directors each of whom shall be "independent" within the meaning of the Sarbanes-Oxley Act of 2002 and rules applicable to companies quoted on the New York Stock Exchange. Committee members shall be appointed by and serve at the pleasure of the Board of Directors. A Committee Chairman shall be designated by the Board of Directors. All Committee members shall be financially literate and at least one Committee member shall be an "audit committee financial expert" within the meaning of applicable securities regulations. Committee members may enhance their understanding of finance and accounting through educational programs offered by the Company or an outside consultant. No Committee member may serve on the Audit Committee of more than three public companies (including EDO) unless the Board of Directors determines that such simultaneous service will not impair such member's ability to serve effectively as a member of the Committee.

                                    MEETINGS

     Meetings of the Committee shall be held not less than quarterly. In furtherance of its purpose, the Committee shall provide sufficient opportunity for the external auditors and Management to meet with the Committee in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately. The Committee shall make regular reports and appropriate recommendations to the Board of Directors.

                           ROLE AND RESPONSIBILITIES

A.  INTERNAL CONTROL

     1. Require that the internal auditors, external auditors and Management keep the Audit Committee informed about fraud, illegal acts, deficiencies in internal control, and similar matters.

     2. Require that EDO maintain an internal control function and report quarterly to the Committee on (i) the design and/or operation of EDO's internal controls and (ii) any fraud involving management or other employees who have a significant role in EDO's internal controls.

     3. Meet separately and periodically with the company's internal auditor.

     4. Establish procedures for the receipt, retention and treatment of complaints received by EDO regarding accounting, internal controls or auditing matters, including the confidential, anonymous submission by employees regarding questionable accounting or auditing matters.

     5. Monitor whether internal control recommendations have been implemented by Management.

     6. Determine the extent to which internal and/or external auditors review
(i) computer systems and applications, (ii) the security of such systems and applications, and (iii) the contingency plan for processing financial information in the event of a systems breakdown.

B.  FINANCIAL REPORTING

     1. Meet with Management and the internal and external auditors to review
(i) annual and quarterly financial statements and earnings releases including company's disclosures under "Management's Discussions and Analysis of Financial Condition and Results of Operations", prior to issuance or filing, (ii) issues related thereto and (iii) the results of the external auditors' annual audit or quarterly review, as the case may be, and make recommendations to the Board of Directors and report, as may be required, in the Company's filings.

     2. Discuss with management financial information or earnings guidance, if any, provided to analysts and rating agencies.

     3. Review with Management and the external auditors' significant risks and exposures and the plans to minimize such risks.

     4. Discuss significant judgments made as to asset and liability valuations with management and the external auditors.

     5. Review Management's disposition of proposed audit adjustments identified by the external auditors.

     6. Require that the external auditors communicate their judgment regarding the integrity of the financial statements to the Committee.

     7. To gain insight into the fairness of the statements and disclosures, obtain views and where appropriate, explanations from Management and from the external auditors on whether: generally accepted accounting principles have been consistently applied; there are any significant or unusual events or transactions; the Company's financial and operating controls are functioning effectively; and the financial statements contain adequate and appropriate disclosures.

C.  EXTERNAL AUDIT

     1. Discuss the accounting treatments, policies and practices used by the external auditors and alternatives to same within GAAP that have been discussed with management; discuss communications between management and external auditors. Review the external auditors' proposed audit scope and approach.

     2. Select and appoint the external auditors; review the performance of the external auditors.

     3. Review and obtain from external auditors confirmation of their independence and report on those issues described in NYSE Rule
303A.07(c)(B)(iii)(A).

     4. Review and approve annually the fee arrangements for both audit and non-audit services with the external auditors.

     5. Review and approve all audit services and non-audit services provided by external auditors.

D.  OTHER RESPONSIBILITIES

     1. Require that significant findings and recommendations made by the external auditors are received and discussed on a timely basis.

     2. Perform other oversight functions as requested by the full Board of Directors.

     3. Periodically review and assess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

     4. Conduct an annual self-assessment of its performance.

     5. Retain outside counsel, and other experts and other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

     6. Resolve disagreements, if any, between Management and the independent external auditors and review with the independent external auditor any audit problems or differences with management's response.

     7. Set hiring policies for employees or former employee of the independent external auditor.

     While the Committee has the responsibilities and the powers set forth in this Charter, it is not the duty of the Committee to plan or conduct internal control or other audits, or to ascertain the structure of internal controls or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of Management and the independent external auditor.

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                                                                      APPENDIX C

                                EDO CORPORATION

                         COMPENSATION COMMITTEE CHARTER

PURPOSE

     The Compensation Committee ("Committee") of the Board of Directors ("Board") assists the Board in fulfilling its oversight responsibilities by discharging the Board's responsibilities relating to compensation of the company's executive officers and directors.

COMPOSITION AND MEMBERSHIP

     The members and Chairman of the Committee are appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee. The Committee shall be composed solely of independent outside directors as defined by the Securities and Exchange Commission and New York Stock Exchange rules, and who meet the "outside director" requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Board may remove a member from the Committee at any time with or without cause. The Vice-President of Human Resources will be the management liaison to the Committee.

PRINCIPAL FUNCTIONS AND RESPONSIBILITIES

     1. Recommend to the Board a philosophy and strategy of compensation for the Company which is consistent with and supportive of the Company's long term plans and objectives;

     2. Annually evaluate and review the performance of the Chief Executive Officer against specific corporate and personal goals and objectives, after gaining insight and input from the Board of Directors. Review the performance of key executive officers at least annually through the input of the C.E.O.

     3. Review annually and approve, for the Chief Executive Officer and all other executive officers, annual base salary, annual incentive opportunity and long-term incentive opportunity, including any equity-based awards.

     4. Review and approve, for the CEO and executive officers, any employment agreements, severance agreements, change in control agreements or provisions and any special or supplemental benefits, in each case as, when and if appropriate.

     5. Produce an annual report on executive compensation for inclusion in the corporation's proxy statement;

     6. Approve annual incentive compensation plans, and upon completion of the plan year, approve awards if any for the Company officers and its key employees;

     7. Propose to the Board employee and director equity programs which will subsequently require shareholder approval.

     8. Approve long term incentive plans such as stock options and restricted stock grants for the Company officers and its key employees and make awards under the terms of the grant or option plans as approved by the shareholders

     9. Periodically evaluate the competitiveness of directors' compensation including all of its components. Recommend compensation plans for the members of the Board of Directors and its Committees,

     10. Ensure that Company plans and actions relative to compensation for the Company officers and key employees are within all regulatory and legal requirements.

     11. Review the steps being taken to assure the succession of qualified officers;

     12. In conjunction with the Nominating and Corporate Governance Committee, undertake an annual evaluation of the Compensation Committee

AUTHORITY

     The Committee may request any officer or employee of the corporation or its outside counsel or consultants to attend a meeting of the Committee or to meet with any members of the Committee. The Committee shall have the sole authority to retain and terminate special legal, compensation or other consultants to advise the Committee and the authority to approve their fees and other terms related to their retention. To the extent not otherwise inconsistent with its obligations and responsibilities, the committee may form subcommittees and delegate authority hereunder as it deems appropriate. The Committee may also delegate to the CEO the authority to grant awards under the Long Term Incentive Plan (LTIP) or add employees to the Annual Incentive Compensation Plan during the course of the year as warranted.

MEETINGS

     Meetings will be held no less than three (3) times per year. The Committee may meet either in person or telephonically. The Committee will meet periodically with outside advisors to insure that it is carrying out its duties in light of industry practices and standards. The Committee will keep minutes of their meetings and report regularly to the Board.

                                                                      APPENDIX D

               CHARTER OF THE NOMINATING AND GOVERNANCE COMMITTEE
                          OF THE BOARD OF DIRECTORS OF

                                EDO CORPORATION

STATEMENT OF PURPOSE

     The Nominating and Governance Committee, identifies individuals qualified to become Board members, proposes nominees for election to the Board and its Committees for the annual meeting of shareholders and to fill any vacancies on the Board, makes recommendations to the Board of Directors concerning the organization, size, composition, qualifications, overall development and governance practices of the Board of Directors and its Committees, and conducts an annual evaluation of the Board of Directors and its Committees and to perform such functions assigned to it in the Corporate Governance Guidelines.

ORGANIZATION AND QUALIFICATION OF COMMITTEE MEMBERS

     The Nominating and Governance Committee shall be comprised of at least three Directors, all of whom shall be Independent Directors as defined in the New York Stock Exchange Listed Company Manual's Corporate Governance Standards The Committee shall be appointed in accordance with the Company's Governance Guidelines, including Guidelines on committee member and chair rotation.

MEETINGS

     The Committee shall meet periodically as necessary, but in no event less frequently than twice annually. The Committee shall make regular reports and appropriate recommendations to the Board of Directors as specifically set forth in this charter.

ROLE AND RESPONSIBILITIES

     A. Identification and Selection of Director Candidates

          1. The Committee shall conduct searches for and identify qualified nominees to serve on the Board of Directors. In so doing, the Committee shall have sole authority to retain and terminate any search firm to be used to identify such candidates, including sole authority to approve the search firm's fees and retention terms.

          2. Criteria for selection of nominees shall include consideration of the nominees' skills, background and experience as it may enhance the overall strength and diversity of the Board of Directors. Factors to be considered may include overall business experience, industry experience, financial expertise, academic achievements and unique skills, abilities or achievements.

          3. The Committee will consider shareholders' recommendations for nominees for membership on the Board of Directors, provided such recommendations for nominees to be proposed at any Annual Meeting are made in writing addressed to the Secretary of the Company prior to the fifteenth of December preceding the date of such meeting.

     B. Board and Committee Evaluations

          1. The Committee shall annually review and recommend the assignment of Board Members to its standing committees, giving consideration to each Board Member's skill, background and experience.

          2. The Committee shall annually oversee a performance evaluation of the Board as a whole, each of its Committees and individual Directors, and shall report to the Board of Directors and to each Committee and each Director, respectively, the results of the evaluation and its recommendations with respect to its findings. The Committee may retain a third party consultant to oversee such evaluations, and shall be solely responsible for the selection and engagement of such consultant. Evaluation of the performance of the Committee and its members, if not overseen by a third party consultant, shall be overseen by members of the Board of Directors who do not serve on the Committee.

     C. Governance Review and Recommendations

          1. The Committee shall review at least annually the Company's Governance Guidelines against corporate best practices, shall report to the Board on the results of such review and shall make recommendations to the Board with respect to any changes or additions to the Governance Guidelines.

OTHER RESPONSIBILITIES

     The Committee will undertake any other assignment delegated to it by the Board of Directors.

                                                                      APPENDIX E

                                 CODE OF ETHICS

Dear Fellow EDO Employees,

     EDO Corporation has a long-standing reputation for business integrity. This is the EDO way of doing business and we view this as an essential Corporate asset. This reputation was built by generations of staff members who have understood the high value we place on honesty, fair dealings and ethical business practice.

     Every day, in every situation, each of us must uphold EDO's standards. If a potential course of action seems questionable, seek guidance. We encourage open communications regarding any possible violation of EDO's ethical principles and business practices.

     This document is designed to help you understand what EDO expects of you in situations that you may face on the job, in a summary manner. Specific policies and procedures should be referred to for more detailed guidance. This document cannot and does not attempt to cover every ethical issue, but the basics are reviewed here to help your understanding. We believe the EDO staff will unquestionably take the proper action when they have the facts they need to form correct judgments.

     We want you to be sensitive to situations that could result in illegal, unethical or improper actions. We ask that you should also be alert to activities that even appear to look improper.

     Our reputation is in your hands. Each of us must maintain and demand from others high ethical standards. Let us continue to demonstrate the integrity and honesty associated with the EDO way of doing business.
                                                      JAMES M. SMITH
                                                      CHAIRMAN, PRESIDENT AND
                                                      CEO

                                                                 2003

HIGH STANDARDS OF ETHICS -- ESSENTIAL TO OUR SUCCESS

     This document covers a wide range of business policies and procedures that flow from the company's commitment to ethical business conduct. These policies apply to all EDO officers, directors, and employees and they must conduct themselves accordingly. To help avoid even the appearance of improper behavior, many of our standards go beyond legal requirements.

     Specifically addressed are:

     - Obeying the Law

     - Competition

     - Conflicts of Interest

     - Government Contracts

     - Payments to Government Personnel

     - Gratuities and Kickbacks

     - Entertainment and Gifts

     - Political Contributions

     - Securities Laws

     - Import/Export Control Policies

     - Misuse of Electronic Equipment

     - Prohibition of Sexual Harassment

     - Affirmative Action Policy

     Also included in this document is a section that addresses how we at EDO solve ethics problems.

     Each of us must become informed enough about these practices so that we can operate with the highest degree of personal integrity and honesty. Should we be in conflict with the interpretation of a practice, we must then seek consultation with a more knowledgeable authority such as a Supervisor, a Human Resources Representative or the EDO Ethics Hot Line.

     EDO views seriously its commitment to ethical business conduct. The company will take disciplinary action against those who violate company policies and procedures.

     Government business requires strict adherence to our standards of ethics, and often includes the need to comply with special government regulations. If you are working on government business, you need to know and pay special attention to these requirements.

     If you are in a situation which you believe may be in violation of EDO policy, follow the guidelines to action recommended in this document, titled HOW WE SOLVE ETHICS PROBLEMS AT EDO.

OUR RESPONSIBILITIES

  THE COMPANY

     Under our Standards, the Company is responsible for:

     - Providing all employees with clear guidelines on matters of everyday business conduct;

     - Maintaining working conditions at all locations supportive of employee responsibilities under these Standards;

     - Recognizing employees who make an exemplary effort to implement and uphold the Standards; and

      - Implementing the EDO Corporation Standards of Ethical Business Conduct
        by:

      - Distributing the EDO Corporation Standards of Ethical Business Conduct booklet to all employees,

      - Ensuring that all employees are aware of and understand the Standards,

      - Providing continuing counsel on company rules and regulations to any employee who seeks it, and

      - Enforcing compliance with the Standards.

  SUPERVISORS

     Under these Standards, all levels of supervision have a special responsibility for the implementation of the Standards of Ethical Business Conduct, and they will be measured in their performance for:

     - Demonstrating their own commitment by conducting themselves and managing their departments and the activities of all employees under their supervision in accordance with the Standards;

     - Stressing to all employees, in word and deed, the need for a continuing commitment to the Standards; and

     - Maintaining a workplace environment that encourages frank and open communication, free of the fear of reprisal.

  ALL EMPLOYEES

     Under these Standards, all employees, regardless of position, are responsible for and will be measured in their performance for:

     - Upholding the Standards and the policies, procedures, and practices that support them as demonstrated by their daily business conduct;

     - Contributing to a workplace environment that is conducive to the maintenance of the Standards in daily business activities;

     - Reviewing, regularly, their knowledge and understanding of the Standards;

     - Seeking help when the proper course of action is unclear or unknown;

     - Remaining alert and sensitive to situations which could result in actions by any employee that are unlawful, unethical, in violation of the Standards or the policies and procedures that support the Standards, or otherwise improper;

     - Advising fellow employees when it appears they may be in danger of violating the Standards or Company policies and procedures; and

     - Reporting violations of the Standards to those to whom responsibility has been assigned.

OBEYING THE LAW

  OBEYING THE LAW IS THE FOUNDATION FOR EDO'S ETHICAL STANDARDS.

     EDO regards the laws of the cities, states, and nations in which we conduct business as inviolable contracts with the citizens of these communities. In all EDO business activities, each of us shall respect and obey these laws.

COMPETITION

  WE RESPECT THE RIGHTS OF THE COMPETITORS, CUSTOMERS, AND SUPPLIERS.

     We are fair and honest. The only competitive advantages we seek are those gained through superior research, engineering, manufacturing, and marketing. It is our intent to win business through excellent products and services, never through unethical or questionable business practices. We do not engage in unfair or illegal trade practices.

     Good customer relationships are based on integrity and trust. It is against EDO's policy to engage in unethical or illegal activity to win or keep business.

     Each EDO employee shall consider personal and corporate integrity an absolute quality in all business activities on behalf of EDO. One customer should not get preferred treatment over another. Such treatment includes unauthorized services or special contract terms -- unless they have been approved in advance by management.

     It is our duty as representatives of EDO to exercise good judgment. All information we provide about EDO products and services should be correct.

     Basic honesty is the key to ethical behavior. Trustworthiness in the marketplace is essential to building solid and lasting relationships with our customers.

  ACCURATE RECORD-KEEPING IS ESSENTIAL TO HONEST COMPETITION.

     Although only a few EDO employees are tasked to maintain accounting records, we all, indirectly, help keep the company's records. For example, the data from our time charges will become the basis for EDO charges to customers.

     EDO policy requires that each staff member maintain their own time charges. Mischarging of time is illegal and subject to disciplinary action leading to the termination of employment. It is essential that all entries be accurate so that the proper customer be charged for the employee's time.

     Many employees regularly use business expense accounts, commonly referred to as travel and entertainment expenses. These expenses must be documented and recorded accurately. If you are not sure whether a potential expense is allowable, the correct approach is to ask your Supervisor.

     Employees in the Accounting Department or others who keep the company's official records have an added professional responsibility. They must maintain EDO's books, records, accounts, and financial statements in a manner which is both accurate and auditable. It is against EDO's policy to make entries that intentionally conceal or disguise the true nature of any transaction. No funds or accounts should be kept for purposes not fully and accurately disclosed. Unrecorded or "off the books" funds or assets should not be kept for any purpose.

     Each of us must be certain that our records are accurate and maintained according to all applicable laws and regulations. If you have reason to believe that some aspect of EDO's record-keeping is not being conducted properly, talk to your Supervisor or follow the guidelines to action recommended in this document, titled HOW WE SOLVE ETHICS PROBLEMS AT EDO.

  MANY OF US ARE INVOLVED IN PURCHASING ACTIVITIES, EVEN THOUGH WE ARE NOT IN THE PURCHASING DEPARTMENT.

     For example, you may be an engineer whose drawings generate a list of approved suppliers. Or you may decide which suppliers meet or exceed our quality standards. You may send out artwork or printing, recommending preferred sources. Or you may select freight carriers or software vendors. Whenever you are involved in purchasing, it is important to be objective and fair.

     Always employ professional business practices in selecting sources, in negotiations, in awarding business, and in the administration of purchasing activities. The best approach is to be friendly, but strictly business-oriented. It is wrong to create the impression that a supplier has a "friend" at EDO exerting special influence.

     In deciding among competing suppliers, it is important to be impartial. The decision to place a supplier on a bidding list should be based on:

     - Product or service quality

     - Level of service

     - Price

     - Financial stability

     - Reliability

     Ultimately, the best interests of all concerned are served when EDO and its suppliers derive mutual benefit from relationships. The way to ensure this is to conduct business fairly, impartially, and honestly.

  SUCCESSFUL COMPETITION REQUIRES HIGH QUALITY.

     Quality is the cornerstone of our commitment to our customers and is essential to our ability to compete. EDO is committed to total quality leadership. It is our mission to produce, support, and continually improve upon effective, reliable, quality products and services which meet or exceed all of our customers' requirements and expectations.

     Quality goes beyond ethical considerations and encompasses all of our efforts to honor our commitments, seek maximum responsibility, and have a bias for action while serving our customers. Our quality standards and guidelines help define our corporate goals, among them, a good working relationship with our customer based on truth and integrity.

     As a corporation, we are committed to providing our customers with quality products and services. Individual dedication to excellence permits us to honor that commitment.

CONFLICTS OF INTEREST

  WE EXPECT EDO EMPLOYEES TO AVOID ANY ASSOCIATION WHICH MIGHT CONFLICT WITH THEIR LOYALTY TO THE COMPANY OR COMPROMISE THEIR JUDGMENT.

     A conflict of interest arises when a person's private interests and his or her business responsibilities are at odds. It may help to ask yourself these questions:

     - Are you sure that your job-related decisions are made on sound business principles?

     - Have you permitted your personal interest to influence your EDO business decisions?

     It is extremely important to avoid EDO business actions that appear to be influenced by personal interests.

     By policy, no employee, if he or she is in the position to influence transactions, shall have an interest of more than one percent in any firm which deals with EDO. Such an interest must be disclosed to EDO's General Counsel. In addition, no employee shall place himself or herself in a position to influence the award by EDO of a contract, or to negotiate a contract on behalf of EDO with an organization in which a relative or close personal friend of the employee is a member of its management, without first disclosing such relationship to EDO's General Counsel and obtaining his or her approval for such actions.

     Although it may not be a conflict of interest, for many employees it is usually inappropriate to have a "moonlighting" job, either in a business you own, or one owned by another. If you are contemplating additional outside duties, discuss the situation thoroughly with your Supervisor first. Should you actively pursue an outside job during off-work hours, Human Resources must be notified in writing.

     Actual conflict of interest need not be present for a problem to arise. Its mere appearance must be avoided. Conflict of interest can arise innocently because of circumstances alone, without deliberate action on the part of an individual. Conflicts of interest are sometimes not clear-cut. Correct action may require consultation with higher levels of management, or the Company's General Counsel. So, before you act, it is especially important to discuss areas of concern with your Supervisor.

  INSIDE INFORMATION

     Another area of potential conflict is "inside information." Employees who have access to confidential information as part of their job are not permitted to use or share that information for stock trading purposes. To use such nonpublic information for financial benefit not only is unethical it is clearly illegal. THIS INCLUDES POSTING INFORMATION AND SPECULATION TO PUBLIC OR PRIVATE ELECTRONIC MESSAGE BOARDS.

  LOYALTY TO EDO ALSO REQUIRES THAT EMPLOYEES HELP PRESERVE EDO'S ASSETS, MANY OF WHICH ARE OF GREAT VALUE.

     These include physical items and proprietary information. Proprietary information needs to be handled carefully. This includes EDO's intellectual property, such as:

     - Patents

     - Trademarks

     - Trade secrets

     - Copyrights

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

     Proprietary information also includes:

     - Business, marketing, and service plans, such as the Strategic Plan

     - Engineering and manufacturing skills

     - Designs

     - Internal data bases

     - Personnel records

     - Salary information

     - Unpublished financial data and reports

     - Employee lists, including Company telephone directories

     Any unauthorized use or disclosure of these types of information would violate EDO's standards. It would also be illegal, and could bring civil and even criminal penalties.

     We should all ensure that EDO property under our control is properly used, employing adequate control and safeguards. In addition, sensitive information should be stored and protected on a need-to-know basis, precluding unauthorized access, use or removal.

     Preserving EDO's assets depends upon a strong sense of ethics by the individuals to whose care they are entrusted.

     If you have any questions about your ethical responsibilities in this area, follow the guidelines to action recommended in this document, titled HOW WE SOLVE ETHICS PROBLEMS AT EDO.

GOVERNMENT CONTRACTS

     EDO products and services are marketed in the United States and internationally through vigorous competition. All EDO employees who are involved in International business must receive a briefing by General Counsel, or their designee, on prescribed conduct as outlined in the Foreign Corrupt Practices Act
(FCPA) prior to contacting any Foreign National. Since we deal with many governments, we must take care to comply with the special laws, rules, and regulations which govern these contracts.

     These laws and regulations may require evidence that detailed rules have, in fact, been followed. We must take care of safeguarding government property and classified data in our possession.

     In doing business with all governments, it is important to know the rules applicable to that government. If you are in doubt, discuss the matter with your Supervisor or, if appropriate, General Counsel, or their designee.

     On defense-related projects, be particularly alert to soliciting, accepting or possessing classified information for which you are not authorized. If you are authorized to have access to classified information, know and follow the rules for handling such information.

     In many areas of business practice, the U.S. Government has determined special rules of behavior which may differ from acceptable commercial practices. No employee shall offer or accept illegal or improper payments under any circumstances. This includes gratuities offered to U.S. Government officials or employees, however innocent in purpose and whether or not the employee seeks reimbursement from EDO. In addition, marketing, accounting, record keeping, purchasing, and quality -- among other areas -- require special attention including:

     - Accounting for costs

     - Proposal and bidding procedures

     - Pricing

     - Discussing potential employment with U.S. Government procurement officials

     - Maintenance of time records

     - Compliance with contract obligations

PAYMENTS TO GOVERNMENT PERSONNEL

     We do not make illegal payments to government officials of any country. In the case of U.S. Federal Government employees, our policy prohibits giving them anything of value. The promise, offer or delivery to an officer or employee of the U.S. Government of a gift, favor or other gratuity (i.e., anything of value) would not only violate EDO policy, it may also violate the law.

     It is clear that you must take special care when working with U.S. Government employees. You should investigate whether there are regulations imposed upon other customers you serve -- state, local, and foreign government employees and representatives from the commercial sector. Awareness will help you avoid inappropriate and possibly illegal situations.

GRATUITIES AND KICKBACKS

  WE DO NOT OFFER OR ACCEPT BRIBES, GIFTS OR KICKBACKS OF ANY VALUE.

     No employee shall give, offer, or discuss giving or offering, a gratuity (i.e., anything of more than modest value) to any official or employee of the U.S. Government, however innocent in purpose and whether or not the employee seeks reimbursement from the Company. Examples of gratuities are the following: meals which exceed the allowable single or aggregate annual limit, transportation by taxi or private automobile (even where there is no additional expense in providing such service to the Government personnel), tickets to athletic or cultural events, parties and other social gatherings and loans of cash or property. Modest value is defined as gifts of $20 or less. A government employee may accept unsolicited gifts having an aggregate market value of $20 or less per occasion, provided that the aggregate market value of individual gifts received from any one person (contractor) shall not exceed $50 in a calendar year. "Gift" does not include modest items of food and refreshments, such as soft drinks, coffee and pastries, offered as other than as part of a meal (for example, meeting refreshments.)

However, those employees who are registered lobbyists or who otherwise regularly represent the Company with U.S. Congressmen and staff are subject to, and must follow, more detailed special policy guidance.

     It is EDO's policy to reimburse employees for all approved expenses resulting from conducting business on behalf of EDO Corporation. In accordance with the Anti-kickback Act of 1986, no employee will provide, attempt to provide, offer to provide, solicit, accept, or attempt to accept a kickback.

     The purpose of business entertainment and gifts in a commercial or industrial setting is to create good will and sound working relationships. Their purpose is not to gain special advantage with customers. You are violating ethical behavior when your actions unduly influence recipients, make them feel obligated to pay EDO back or violate their own standards of conduct. It is your duty to exercise good judgment and to act with moderation in offering entertainment or gratuities.

     Practices in offering and accepting business gratuities vary among the markets we serve. It is important to observe a customer's regulations regarding gratuities.

     The approval of your General Manager is required before deciding to give or receive a business gratuity. The General Manager will also be the sole designee of those individuals who are deemed to be commercial representatives. Any requests to add a commercial representative shall be submitted in writing to the General Manager for approval.

     Our marketing activities must not entice representatives of customers to place their own personal interests above those of the organizations they represent.

ENTERTAINMENT AND GIFTS

     EDO considers the proper handling of gifts and entertainment as an important element in our business relationships and reputation. It is important that all employees understand how to handle the legal and ethical issues associated with gifts and entertainment and how they can affect our relationships and reputation.

     A business gift is never permitted if prohibited by law or regulation, prohibited by known policies of the intended recipient's employer, intended to improperly influence, or would have the appearance of improperly influencing, the intended recipient.

     The issue of gifts and gratuities also has legal implications when the government, either within or outside of the United States, is involved. Serious consequences can result from mishandling these relationships. Please refer to the sections entitled "Government Contracts", "Payments to Government Personnel" and "Gratuities and Kickbacks" for information on this issue within those contexts.

     Business gifts and entertainment are courtesies designed to build goodwill and improve working relationships among business partners. However, we do not want to obtain business through improper means or use improper means to gain any special advantage in our relationships. Business gifts that compromise, or even appear to compromise, our ability to make fair and objective business decisions are, at all times, inappropriate.

     Reasonable business entertainment and gifts of nominal value are permitted, as long as what is offered is consistent with usual business practice, cannot be construed as a bribe or a payoff, is not in violation of any law or company policy and would not embarrass the Company or individual if disclosed publicly. Customer entertainment should be agreed upon in advance with a supervisor. These guidelines apply to anything given or received as a result of a business relationship for which the recipient does not pay fair market value, including things such as travel, lodging, goods, services and entertainment. These guidelines apply at all times, and do not change during traditional gift-giving seasons or during a business or special event. Items of nominal value are generally acceptable, but acceptance of even low-value items can be improper if done on a too frequent basis, and/or come from the same sources repeatedly.

     Solicitation of gifts is never appropriate. Our customers, suppliers and consultants are asked from time to time whether our employees have solicited them for gifts or entertainment. This is done in order to ensure our integrity in these relationships.

POLITICAL CONTRIBUTIONS

     Our policy prohibits Company contributions to political candidates even where such contributions are lawful. Company contributions to political parties in connection with elections also are prohibited. We encourage individual employees to be involved in the political process, however, and to make personal contributions as they see fit.

     Good citizenship is fostered by taking part in activities on a local, regional, state or national level and expressing personal views on government, legislation, and other matters of public interest.

     However, there is a difference between being politically active personally, and being politically active as a representative of EDO. When we speak out on public issues, we must take care not to give the appearance of acting on EDO's behalf unless authorized to do so. In addition, EDO employees may not allow personal political efforts to infringe on their normal workday commitments to EDO. EDO facilities and equipment may not be used for personal political purposes.

     Employees may participate in the EDO Political Action Committee (EDOPAC). EDOPAC channels members' voluntary contributions to those candidates whose business philosophies are consistent with EDO's. Other than administrative costs, no corporate funds or property are used in connection with EDOPAC.

     Many laws regulate corporate political activity. United States Federal law prohibits corporations from making contributions to candidates running for Federal office. No corporation can do this. Although some state and local governments allow corporations to make political contributions within the state, our own internal policy prohibits us from doing so. The following activities are generally prohibited as a matter of company policy and may be illegal:

     - The purchase of a subscription to or advertising in any type of political publication

     - The use of company cars or other EDO property by political organizations, candidates or their staffs in connection with a political campaign

     - The use of corporate funds to purchase seats or tables at political dinners and political fund raising events

     - The use of the EDO name in political or campaign literature

If you are contemplating these activities, seek advice from the chair of the EDOPAC, Vice President, Washington Operations

HELP IS AVAILABLE FOR MAINTAINING EDO'S STANDARDS

     As EDO employees, we have tremendous responsibility to sustain EDO's image as an ethical company. Continued honesty and integrity are vitally important. Let us do our best each day to maintain our standards. In doing so, we will contribute immensely to EDO's success.

     EDO policies and procedures are based heavily on trust and respect for the individual. We at EDO understand that ethical business conduct depends upon the cooperation and full support of all.

     If you have questions about ethics, follow the guidelines to action recommended in this document, titled HOW WE SOLVE ETHICS PROBLEMS AT EDO. If you are unsure of what to do in any situation, seek guidance before you act.

HOW WE SOLVE ETHICS PROBLEMS AT EDO

     Some ethics issues we face are clear-cut and easily addressed. If the question involves a matter of law, we follow the law. But often, the questions are not so clear-cut and present us with difficult choices. It is impossible, of course, to prepare in advance for all possible problems. So, the best course of action is to understand clearly the way to solve such problems.

     These are steps to keep in mind:

          1. GET ALL THE FACTS.

          It is difficult enough to find answers with the facts; it is impossible to reach intelligent solutions without them.

          2. ASK YOURSELF: WHAT SPECIFICALLY AM I BEING ASKED TO DO?

          It should enable you to bring into sharp focus the proposed question you are faced with, and what alternatives you may have.

          3. CLARIFY YOUR RESPONSIBILITY.

          Most situations we face involve shared responsibility. Are all other parties informed? By getting others involved, and airing the problem, a good course of action usually begins to come into focus.

          4. IS IT FAIR?

          When the problem is not a clear-cut matter of law or company policy, this simple question is often a useful guide. If a course of action seems unfair, focus on why it seems unfair and who specifically may be wronged. Is it our customer? EDO's interests? Other employees? In many cases, the best course for ethical purposes is also the one that seems fairest to all concerned.

          5. DISCUSS THE PROBLEM WITH YOUR SUPERVISOR.

          This is the basic guidance for most situations, and should be considered during any of the above steps. In most cases, your Supervisor will have a broader perspective than you do, and will appreciate being brought into the decision-making process before it is too late. Supervisors have a prime responsibility to help you solve problems.

ETHICS HELP IS AVAILABLE

     In the rare case where it may not be appropriate to discuss an ethics issue with your Supervisor, perhaps you can discuss it locally with your Human Resources Representative or follow the process for internal contact for your business unit. If that also is not appropriate, you can take advantage of the toll-free number.

COMPANY-WIDE ETHICS HOT LINE NUMBER: 1.800.622.0012

     This will put you in direct contact with the appropriate representative at EDO who will speak with you in confidence. This representative reports directly to the Chairperson of the Audit Committee in matters of ethics.

     For employees who prefer to write, address your concerns to:

EDO CORPORATION
Ethics Office
60 East 42nd Street
42nd Floor
New York, NY 10165

     Your anonymity will be protected if your situation requires that your identity be kept secret. If you are unsure of what to do in any situation . . . SEEK GUIDANCE BEFORE YOU ACT.

SECURITIES LAWS

     Federal and state laws prohibit the purchase or sale of EDO's (or any other public company's) securities on the basis of MATERIAL INSIDE INFORMATION. Material Inside Information is defined as information which has not been released to the public and which is likely to affect the value of the company's stock. A person who, during the course of work for a company, obtains such information can be considered an "insider". This means that that person is liable to legal action and subject to civil and criminal penalties should he or she buy or sell company stock on the basis of the inside information. That person is also liable if he or she caused or "tips" others to buy or sell the company's shares on the basis of his information. Therefore, such information is confidential and should not be acted upon in connection with the purchase or sale of EDO's or any other company's securities or communicated to others.

     If any staff member has a question regarding securities matters, contact EDO's General Counsel.

INTERNATIONAL SHIPMENTS, IMPORTS AND EXPORTS

     It is EDO's policy to comply with the import and export laws of the countries in which we do business, as well as all applicable U.S. laws regarding proper business conduct, including U.S. Government licensing of exports of the Company's products and technology. Laws and regulations include, but are not limited to , the Foreign Corrupt Practices Act, trading with the Enemy Act and the Arms Export Control Act; each of which is dictated by U.S statutes and carries severe penalties for offenders.

     Each EDO business unit will have a designated Export Compliance Specialist, responsible for the management of this area. (This may be a shared resource with another business unit.) If you have a question or concern regarding anything in this area, please contact the Specialist for your business unit.

COMPUTER PROTOCOL

     EDO staff members are reminded that ALL company computer systems are and will be monitored for appropriate use. This includes internet access, stand alone computer software installations (that is unauthorized "borrowed" copies being installed), telephone voice mail and electronic mail (email).

     Appropriate use means that transmitted (voice and email) correspondence should be limited to business purposes, not personal mail, and certainly NOT as the vehicle for disseminating "jokes", "for sale" information, solicitations of any type, and other personal observations that one would not want to be publicly broadcast. Email is not confidential.

     Staff members who violate company policy regarding the creation of a hostile working environment via the electronic or other distribution of statements or material that is unflattering, obscene, threatening or otherwise inappropriate, on a race, gender, religion, disability, veteran, national origin or age basis are subject to disciplinary steps that include termination of employment.

EDO HAS ZERO TOLERANCE FOR DISCRIMINATION OR HARASSMENT OF ANY TYPE.

     If you ever have a problem with any material communicated in this manner, please contact either your local Human Resources Representative, your General Manager or the Vice President of Human Resources immediately.

SEXUAL HARASSMENT -- A ZERO TOLERANCE POLICY

     Harassment on the basis of sex is a form of discrimination, and a violation of Title VII of the Civil Rights Act of 1964. Thus EDO Corporation reaffirms its policy that all staff members have the right to be free from sexual discrimination by any member of the work force or others who are on the premises. This community includes, but is not limited to, employees, contractors, vendors, and visitors.

     Employees should review the SEXUAL HARASSMENT -- A ZERO TOLERANCE Brochure specifically detailing policies and procedures. In addition, there are specific requirements for Supervisors, of which they must be aware.

     Unwelcome sexual advances or requests for sexual favors, as a condition of employment or career advancement by a member of supervision, will not be tolerated. In addition, verbal or nonverbal speech or action between supervisor and staff member or between two or more staff members or others that creates a hostile work environment will not be condoned.

     If a staff member has a sexual harassment problem, they should make it absolutely clear to the other person(s) that their behavior or actions are unwelcome and that it must stop at once. If they feel uncomfortable about approaching the individual(s) directly, then they should request that their immediate supervisor speak on their behalf. If this does not stop the unwanted actions or comments, then contact the facility Human Resources Representative or the Vice President of Human Resources, and appropriate disciplinary action will be taken, up to and including dismissal. It may even lead to personal, legal, and financial liabilities when it has been shown that willful sexual harassment exists against any staff member who files a sexual grievance.

     The management of EDO Corporation is responsible for and fully committed to the prevention and elimination of sexual harassment in our work place.

AFFIRMATIVE ACTION POLICY

     We at EDO Corporation believe that it is important to the future of our country for discriminatory barriers to be eliminated so that every person will be equal in their pursuit of employment opportunities regardless of race, religion, color, national origin, ancestry, age, gender, disability, or veteran status. These pursuits include, but are not limited to recruiting, hiring, transfer, promotion, layoff, recall from layoff, "fringe benefits," compensation, training, education, and tuition assistance, and social and recreational programs.

     We also believe that under the Equal Employment Opportunity doctrine, only ability and perseverance should limit an individual's advancement. Furthermore, we know that both the interests of our nation and our Company are best served when we help staff members to progress.

     We believe these goals will never be reached unless all people and all organizations dedicate themselves to their attainment. Our Affirmative Action Program at EDO Corporation is intended to effect attainment of these goals in our organization.

     If you have questions regarding this policy, contact your local Human Resources Representative.

                                                                      APPENDIX F

                                EDO CORPORATION

                         2006 LONG-TERM INCENTIVE PLAN

1.  PURPOSE.

     The purpose of the Plan is to foster and promote the long-term financial success of the Company and materially increase shareholder value by motivating superior performance by means of performance-related incentives, encouraging and providing for the acquisition of an ownership interest in the Company by Eligible Employees, and enabling the Company to attract and retain the services of an outstanding management team upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

2.  DEFINITIONS.

     For purposes of the Plan, the following terms have the indicated meaning:

          "Award" means an award granted under the Plan to an Eligible Participant in accordance with the provisions of the Plan in the form of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Restricted Stock or, or any combination of the foregoing.

          "Award Agreement" means the written agreement evidencing each Award granted to a Participant under the Plan as provided in Section 11(b).

          "Beneficiary" means the estate of a Participant or such other beneficiary or beneficiaries lawfully designated pursuant to Section 11(o) to receive the amount, if any, payable under the Plan upon the death of a Participant.

          "Board" shall mean the Board of Directors of the Company.

          "Cause" shall have the meaning set forth in the applicable Award Agreement, or in any employment agreement with the Company that may be applicable to the Participant, or in the absence of any definition in the Award Agreement or such employment agreement, "Cause" shall have the meaning established by the Committee from time to time.

          "Change in Control" shall mean the occurrence of any of the following events:

             (i) a majority of the members of the Board at anytime cease for any reason other than due to death or disability to be persons who were members of the Board twenty-four months prior to such time (the "Incumbent Directors"); provided that, any director whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the members of the Board then still in office who are Incumbent Directors shall be treated as an Incumbent Director; or

             (ii) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act, but excluding the Company, its Subsidiaries, any employee benefit plan of the Company or any Subsidiary, all employees of the Company or any Subsidiary or any group of which any of the foregoing is a member) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, including, without limitation, by means of a tender or exchange offer, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

             (iii) the shareholders of the Company shall approve a definitive agreement (x) for the merger or other business combination of the Company with or into another corporation immediately following which merger or combination (A) the stock of the surviving entity is not readily tradeable on an established securities market, (B) a majority of the directors of the surviving entity are persons who (1) were not directors of the Company immediately prior to the merger and (2) are not nominees or representatives of the Company or (C) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act, but excluding the Company, its Subsidiaries, any employee benefit plan of the Company or any Subsidiary, employees of the Company or any Subsidiary or any group of which any of the foregoing is a member) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of 30% or more of the securities of the surviving entity or
        (y) for the direct or indirect sale or other disposition of all or substantially all of the assets of the Company, or

          (iv) any other event or transaction that is declared by resolution of the Board to constitute a Change in Control for purposes of the Plan.

     Notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur in the event the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

          "Change in Control Price" shall mean the highest price per share of
     (A) the highest composite daily closing price of a share during the period beginning on the 60th calendar day prior to the date on which the Change in Control occurs and ending on the date of such Change in Control, (B) the highest gross price paid per share during the same period of time, as reported in a report on Schedule 13D filed with the Securities and Exchange Commission or (C) the highest gross price paid or to be paid for a share (whether by way of exchange, conversion, distribution upon merger, liquidation or otherwise) in any of the transactions set forth in the definition of Change in Control; provided that, the Change in Control Price shall not be greater than the price permitted for compliance with any provision of under the Code applicable to an Award.

          "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations thereunder as they may be amended from time to time.

          "Committee" shall mean the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan.

          "Common Shares" shall mean the Common Shares, par value $1.00 per share, of the Company.

          "Company" shall mean EDO Corporation and any successor thereto.

          "Disability" shall mean long-term disability as defined under the terms of the Company's applicable long-term disability plans or policies.

          "Eligible Employee" shall mean each Executive Officer and each other key employee of the Company or its Subsidiaries, but shall not include directors who are not employees of any such entity.

          "Employment" shall mean, for purposes of Section 5(d), continuous and regular salaried employment with the Company or a Subsidiary, which unless the Committee shall determine otherwise, shall include any period of vacation, any approved leave of absence or any salary continuation or severance pay period and may include service with any former Subsidiary of the Company.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Executive Officer" shall mean those persons who are officers of the Company within the meaning of Rule l6a-1(f) of the Exchange Act and "Named Executive Officer" shall have the meaning set forth in Item 402 of Regulation S-K under the Exchange Act, or any successor thereto, as it may be amended from time to time.

          "Fair Market Value" shall mean, on any date, the closing price of a Common Share, as reported for such day on a national exchange, or the mean between the closing bid and asked prices for a Common Share on such date, as reported on a nationally recognized system of price quotation. In the event that there are no Common Share transactions reported on such exchange or system on such date, Fair Market Value shall mean the closing price on the immediately preceding date on which Common Share transactions were so reported.

          "Nonstatutory Stock Option" shall mean an Option that is not intended to be an Incentive Stock Option.

          "Normal Retirement" shall mean retirement at or after age 65, or such other age as may hereafter be established by resolution of the Board from time to time; provided that, unless the Board by resolution determines otherwise "Early Retirement" shall include retirement after age 55, following not less than 20 years of service with the Company.

          "Option" shall mean the right to purchase the number of Common Shares specified by the Committee, at a price and for the term fixed by the Committee in accordance with the Plan and reflected in the Award Agreement, and subject to any other limitations and restrictions as this Plan and the Committee shall impose.

          "Participant" shall mean an Eligible Employee who is selected by the Committee to receive an Award under the Plan.

          "Performance Period" shall mean the period during which performance measures are established for Performance Shares or Performance Units as determined by the Committee. For Named Executive Officers, the Performance Period shall be determined not later than the time period required by
     Section 162(m) of the Code to qualify as "performance based compensation" thereunder.

          "Performance Share" shall mean any contingent right granted under
     Section 8 to receive a Common Share, which right becomes vested upon the attainment, in whole or in part, of performance objectives determined by the Committee.

          Performance Unit" shall mean any contingent right granted under
     Section 8 to receive cash (or, at the discretion of the Committee, Common Shares), which right becomes vested upon the attainment, in whole or in part, of performance objectives determined by the Committee.

          "Plan" shall mean this EDO Corporation 2006 Long-Term Incentive Plan, as may be amended from time to time.

          "Predecessor Plans" means the Company's 1996 Long-Term Incentive Plan and 2002 Long-Term Incentive Plan.

          "Restricted Period" shall mean the period during which a grant of Restricted Shares is subject to forfeiture.

          "Restricted Share" shall mean a Common Share granted under Section 7 that becomes vested, in whole or in part, upon the completion of such period of service or performance objectives as shall be determined by the Committee.

          "Stock Appreciation Right" shall mean a contractual right granted under Section 6 to receive cash, Common Shares or a combination thereof

          "Subsidiary" shall mean any corporation of which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of stock of such corporation and any other business organization, regardless of form, in which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined equity interests in such organization.

3.  ADMINISTRATION

     The Plan shall be administered by the Committee that shall consist of at least two directors of the Company chosen by the Board, each of whom is both a "non-employee director" within the meaning of Rule l6b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code. The Committee shall have the responsibility of construing and interpreting the Plan and of establishing and amending such rules and regulations as it deems necessary or desirable for the proper administration of the Plan. Any decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by applicable law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

4.  MAXIMUM AMOUNT OF SHARES AVAILABLE FOR AWARDS.

     (a) Maximum Number of Shares.

     The maximum number of Common Shares in respect of which Awards may be made under the Plan shall be a total of 1,200,000 Common Shares. The maximum number of Common Shares in respect of which Awards may be granted to a Participant under this Plan in any 12 month period shall not exceed 200,000 shares, as each such number may be adjusted pursuant to Section 4(c). Whenever shares are received by the Company in connection with the exercise of or payment for any Award granted under the Plan, only the net number of shares actually issued shall be counted against the foregoing limits of 1,200,000 Common Shares and 200,000 Common Shares, respectively.

     (b) Shares Available for Issuance.

     Common Shares may be made available from the authorized but unissued shares of the Company or from shares held in the Company's treasury and not reserved for some other purpose. In the event that any Award is payable solely in cash, no shares shall be deducted from the number of shares available for issuance under Section 4(a) by reason of such Award. In addition, if any Award under this Plan in respect of shares is canceled or forfeited for any reason without delivery of Common Shares, the shares subject to such Award shall thereafter again be available for award pursuant to this Plan.

     (c) Adjustment for Corporate Transactions.

     In the event that the Committee shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Shares, or other similar event affects the Common Shares such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under this Plan, then the Committee may, in such manner as the Committee may deem equitable, (A) adjust any or all of (i) the number and kind of shares that thereafter may be awarded or optioned and sold or made the subject of Stock Appreciation Rights under the Plan, (ii) the number and kinds of shares subject to outstanding Options and other Awards and (iii) the grant, exercise or conversion price with respect to any of the foregoing, or (B) with respect to a person who has an outstanding Option, make provisions for a cash payment of any extraordinary cash dividend or as an alternative means (in whole or in part) of affecting any adjustment deemed required by the Committee to preserve, or to prevent enlargement of, the benefits or potential benefits made available under this Plan with respect to such Option. However, the number of shares subject to any Option or other Award shall always be a whole number. With respect to Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code, such adjustments shall be made taking into account Sections 409A and 162(m) of the Code, to the extent applicable.

5.  STOCK OPTIONS.

     (a) Grant.

     Subject to the provisions of the Plan, the Committee shall have the authority to grant Options to an Eligible Employee and to determine (i) the number of shares to be covered by each Option, (ii) the exercise price therefore and (iii) the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Nonstatutory Stock Options; provided that Stock Options may not be granted to any Participant who is not an employee of the Company or one of its Subsidiaries at the time of grant.

     (b) Option Price.

     The Committee shall establish the exercise price at the time each Option is granted, which price shall not be less than 100% of the Fair Market Value of the Common Shares at the date of grant, except that, for purposes of satisfying the foregoing requirement with respect to a Nonstatutory Stock Option, the Committee may elect to credit against the exercise price payable by a Participant the value of any compensation otherwise payable to the Participant under the terms of the Company's compensation practices and programs that is surrendered, foregone or exchanged pursuant to such rules or procedures as the Committee shall establish from time to time.

     (c) Exercise.

     Each Option shall be exercised at such times and subject to such terms and conditions as the Committee may specify in the applicable Award or thereafter; provided, however, that if the Committee does not establish a different exercise schedule at or after the date of grant of an Option, such Option shall become exercisable in full on the third anniversary of the date the Option is granted. The Committee may impose such conditions with respect to the exercise of Options as it shall deem appropriate, including, without limitation, any conditions relating to the application of federal or state securities laws. No shares shall be delivered pursuant to any exercise of an Option unless arrangements satisfactory to the Committee have been made to assure full payment of the option price therefore. Payment of the option price may be made in cash or its equivalent or, if and to the extent permitted by the Committee, by exchanging Common Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Shares so tendered to the Company, valued as of the date of such tender, is at least equal to such option price.

     (d) Termination of Employment.

     Unless the Award Agreement shall otherwise provide or the Committee shall otherwise determine after grant, an Option shall be exercisable following the termination of a Participant's Employment only to the extent provided in this
Section 5(d). If a Participant's Employment terminates due to the Participant's
(i) death, (ii) Disability, or (iii) Normal Retirement, the then exercisable options held by the Participant at the time of such termination, may be exercised for a period of one year (or such greater or lesser period as the Committee shall determine at or after grant), but in no event after the date the Option otherwise expires. If a Participant's Employment is terminated for Cause (or, if after the Participant's termination of Employment, the Committee determines that the Participant's Employment could have been terminated for Cause had the Participant still been employed or has otherwise engaged in conduct that is detrimental to the interests of the Company, as determined by the Committee in its sole discretion), all Options held by the Participant shall immediately terminate, regardless of whether then exercisable. In the event of a Participant's termination of Employment for any reason not described in the preceding two sentences, the Participant (or, in the event of the Participant's death or Disability during the period during which an Option is exercisable under this sentence, the Participant's beneficiary, estate or legal representative) may exercise any Option that was exercisable at the time of such termination for 90 days (or such greater or lesser period as the Committee shall specify at or after the grant of such Option) following the date of such termination, but in no event after the date the Option otherwise expires.

6.  STOCK APPRECIATION RIGHTS.

     (a) Grant of SARs.

     The Committee shall have the authority to grant Stock Appreciation Rights in tandem with an Option, in addition to an Option, or freestanding and unrelated to an Option. Stock Appreciation Rights granted in tandem or in addition to an Option may be granted either at the same time as the Option or at a later time. Stock Appreciation Rights shall not be exercisable after the expiration of seven years from the date of grant and shall have an exercise price determined in the same manner as, and subject to the same conditions as apply with respect to, a Nonstatutory Stock Option under Section 5(b).

     (b) Exercise of SARs.

     A Stock Appreciation Right shall entitle the Participant to receive from the Company an amount equal to the excess of the Fair Market Value of a Common Share on the date of exercise of the Stock Appreciation Right over the exercise price thereof. The Committee shall determine the time or times at which or the event or events (including, without limitation, a Change of Control) upon which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise and whether such Stock Appreciation Right shall be settled in cash, Common Shares or a combination of cash and Common Shares; provided, however, that unless otherwise specified by the Committee at or after grant, a Stock Appreciation Right granted in tandem with an Option shall be exercisable only at the same time or times as the related Option is exercisable.

7.  RESTRICTED SHARES.

     (a) Grant of Restricted Shares.

     The Committee may grant Awards of Restricted Shares with or without performance criteria to Eligible Employees at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan, as it shall determine. Each grant of Restricted Shares shall be evidenced by an Award Agreement. Unless the Award Agreement shall otherwise provide or the Committee provides otherwise after the date of grant, stock certificates evidencing any Restricted Shares so granted shall be held in the custody of the Secretary of the Company until the Restricted Period lapses, and, as a condition to the grant of any Award of Restricted Shares, the Participant shall have delivered to the Secretary of the Company a certificate, endorsed in blank, relating to the Common Shares covered by such Award.

     (b) Termination of Employment.

     Unless the Award Agreement shall otherwise provide or the Committee otherwise determines after grant, the rights of a Participant with respect to an Award of Restricted Shares outstanding at the time of the Participant's termination of Employment shall be determined under Section 5(d). Unless the Award Agreement shall otherwise provide or the Committee otherwise determines, any portion of any Restricted Shares Award that has not become vested at the date of a Participant's termination of Employment shall be forfeited as of such date.

     (c) Restricted Period; Restrictions on Transferability during Restricted Period.

     Unless the Award Agreement shall otherwise provide or otherwise determined by the Committee after the date of grant, the Restricted Period applicable to any Award of Restricted Shares shall lapse, and the shares related to such Award of Restricted Shares shall become freely transferable, at such time as may be determined by the Committee. Restricted Shares may not be sold, assigned, pledged or otherwise encumbered, except as herein provided, during the Restricted Period. Any certificates issued in respect of Restricted Shares shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company.

     (d) Delivery of Shares.

     Upon the expiration or termination of the Restricted Period and the satisfaction (as determined by the Committee) of any other conditions determined by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Common Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Participant or the Participant's beneficiary, estate or legal representative, as the case may be. No payment will be required to be made by the Participant upon the delivery of such Common Shares and for cash, except as otherwise provided in Section 11(a) of the Plan. At or after the date of grant, the Committee may accelerate the vesting of any Award of Restricted Shares or waive any conditions to the vesting of any such Award.

     (e) Rights as a Shareholder; Dividends.

     Unless the Award Agreement shall otherwise provide or otherwise determined by the Committee after the date of grant, Participants granted Restricted Shares shall be entitled to vote the shares and to receive, either currently or at a future date, as specified by the Committee, all dividends and other distributions paid with respect to those shares, provided that if any such dividends or distributions are paid in Common Shares or other property (other than cash), such shares and other property shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the Restricted Shares with respect to which they were paid. The Committee will determine whether and to what extent to credit to the account of, or to pay currently to, each recipient of Restricted Shares, an amount equal to any dividends paid by the Company during the Restricted Period with respect to the corresponding number of Common Shares. To the extent provided by the Committee at or after the date of grant, any dividends with respect to cash dividends on the Common Shares credited to a Participant's account shall be deemed to have been invested in Common Shares on the record date established for the related dividend and, accordingly, a number of additional Restricted Shares shall be credited to such Participant's account equal to the greatest whole number that may be obtained by dividing (x) the value of such dividend on the record date by
(y) the Fair Market Value of a Common Share on such date.

8.  PERFORMANCE AWARDS.

     (a) Performance Shares and Performance Units.

     1. Performance Periods and Grants. Subject to the provisions of the Plan, the Committee shall have the authority to grant Performance Shares and Performance Units to any Eligible Employee and to determine (i) the number of Performance Shares and the number of Performance Units to be granted to each Participant and (ii) the other terms and conditions of such Awards. The Committee shall certify that the applicable performance objectives established by the Committee have been attained prior to the payment of any Award hereunder to a Named Executive Officer and shall establish procedures for determining payout of Awards for other Participants. Such performance objectives may be related to the performance of (i) the Company, (ii) a Subsidiary, (iii) a division or unit of the Company or any Subsidiary, (v) the Participant or (vi) any combination of the foregoing, over a measurement period or periods established by the Committee. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Shares or Performance Units for which different Performance Periods are prescribed. Unless the Committee otherwise determines at the time, the actual grant of Performance Shares or Performance Units shall not be made until the end of the applicable Performance Period, though the maximum number of Common Shares potentially applicable to such Award under the particular program shall be reserved under the Plan.

     2. Performance Objectives. With respect to any Executive Officer, the performance objectives with respect to such Award shall be expressed in terms of any of the following criteria, which may be determined solely by reference to the performance of the Company or a Subsidiary or based on comparative performance relative to other companies: (i) total return to shareholders, (ii) return on equity, (iii) operating income or net income, (iv) return on capital,
(v) economic value added, (vi) earnings per Common Share, (vii) earnings before interest, taxes, depreciation and amortization, (viii) cost reductions or savings, (ix) increase in surplus, (x) productivity improvements, (xi) return on invested capital, (xii) market price of the Common Shares, and (xii) total shareholder return. The Committee may, at any time and from time to time, change the performance objectives applicable with respect to future any Performance Shares or Performance Units to reflect such factors, including, without limitation, changes in a Participant's duties or responsibilities or changes in business objectives (e.g., from corporate to Subsidiary or business unit performance or vice versa), as the Committee shall deem necessary or appropriate. Payment for Performance Shares or Performance Units shall be made by the Company in Common Shares, cash or in any combination thereof, as determined by the Committee.

     3. Adjustments. The Committee is authorized at any time during or after a Performance Period to reduce or eliminate the Performance Share Award of any Participant for any reason, including, without limitation, changes in the position or duties of any Participant with the Company during or after a Performance Period, whether due to any termination of employment (including death, disability, retirement, voluntary termination or termination with or without cause) or otherwise. In addition, to the extent necessary to preserve the intended economic effects of the Plan to the Company and the Participant, the Committee shall adjust performance objectives, the Performance Share Awards or Performance Units or each of these to take into account: (i) a change in corporate capitalization, (ii) a corporate transaction, such as any merger of the Company or any subsidiary into another corporation, any consolidation of the Company or any Subsidiary into another corporation, any separation of the Company or any Subsidiary (including a spin-off or the distribution of stock or property of the Company or any subsidiary), any reorganization of the Company or any subsidiary or a large, special and non-recurring dividend paid or distributed by the Company (whether or not such reorganization comes within the definition of Section 368 of the Code), (iii) any partial or complete liquidation of the Company or any Subsidiary or (iv) a change in accounting or other relevant rules or regulations; provided, however, that no adjustment hereunder shall be authorized or made if and to the extent that the Committee determines that such authority or the making of such adjustment would cause the Performance Shares or Performance Units to fail to qualify as "qualified performance-based compensation" under Section 162(m) of the Code with respect to a particular Participant.

     (b) Termination of Employment.

     Unless the Committee otherwise determines at or after grant, the rights of a Participant with respect to an Award of Performance Shares or Performance Units where the applicable Performance Period has not lapsed at the time of the Participant's termination of Employment shall be determined under this Section 8(b). In the event a Participant terminates employment for any reason during a Performance Period, he or she (or his or her Beneficiary, in the case of death) shall not be entitled to receive any Performance Award for such Performance Period unless the Committee, in its sole and absolute discretion, elects to pay all or any part of a Performance to such Participant. in the event that a Participant's Employment terminates due to the Participant's (i) death, (ii) Disability, or (iii) Normal Retirement, any Award of Performance Shares or Performance Units shall be forfeited; provided that, the Committee may at the end of the applicable Performance Period make the award as to that number of shares or units that is equal to that percentage, if any, of such award that would have been earned based on the attainment or partial attainment of such performance objectives. In all other cases, any portion of any Award of Performance Shares or Performance Units that has not become nonforfeitable at the date of a Participant's termination of Employment shall be forfeited as of such date.

     (c) Awards Nontransferable

     Performance Shares or Performance Units shall not be deemed granted until the end of the applicable Performance Period and may not be sold, assigned, pledged or otherwise encumbered, except as herein provided, during the Performance Period. Upon grant of the Performance Shares or payout of Performance Units, in the case of payouts in Common Shares, the Common Shares issuable may be subject to such restrictions as are determined by the Committee.

     (d) Award of Dividend Equivalents.

     Unless otherwise determined by the Committee at or after the date of grant, Participants granted Performance Shares or Performance Units shall be entitled to receive, either currently or at a future date, as specified by the Committee, all dividends and other distributions paid with respect to those shares and units, provided that if any such dividends or distributions are paid in Common Shares or other property (other than cash), such shares and units and other property shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the Performance Shares and Performance Units with respect to which they were paid. The Committee will determine whether and to what extent to credit to the account of, or to pay currently to, each recipient of Performance Shares or Performance Units, an amount equal to any dividends paid by the Company during the period of deferral with respect to the corresponding number of Common Shares ("Dividend Equivalents"). To the extent provided by the Committee at or after the date of grant, any Dividend Equivalents with respect to cash dividends on the

Common Shares credited to a Participant's account shall be deemed to have been invested in Common Shares on the record date established for the related dividend and, accordingly, a number of additional Performance Shares or Performance Units shall be credited to such Participant's account equal to the greatest whole number that may be obtained by dividing (x) the value of such Dividend Equivalent on the record date by (y) the Fair Market Value of a Common Share on such date. Amounts that may become due hereunder shall be paid in accordance with Section 409A of the Code to the extent applicable.

9.  STOCK IN LIEU OF CASH.

     The Committee may grant Awards or Common Shares in lieu of all or a portion of an award otherwise payable in cash to an Executive Officer pursuant to any bonus or incentive compensation plan of the Company. If shares are issued in lieu of cash, the number of Common Shares to be issued shall be the greatest number of whole shares that has an aggregate Fair Market Value on the date the cash would otherwise have been payable pursuant to the terms of such other plan equal to or less than the amount of such cash.

10.  CHANGE IN CONTROL.

     (a) Accelerated Vesting and Payment.

     Subject to the provisions of Section 10(b) below, in the event of a Change in Control, each Option and Stock Appreciation Right shall promptly be canceled in exchange for a payment in cash of an amount equal to the excess of the Change in Control Price over the exercise price for such Option or the exercise price for such Stock Appreciation Right, whichever is applicable; the Restricted Period applicable to all Restricted Shares, and the Performance Period applicable to Performance Shares and Performance Units shall expire and all such shares shall become non forfeitable and immediately transferable and the Common Shares with respect thereto shall be immediately payable.

     (b) Alternative Awards.

     Notwithstanding Section 10(a), no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Award or any class of Awards if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award or class of Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an "Alternative Award") by a Participant's new employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Award must:

          (i) be based on stock that is traded on an established securities market, or which will be so traded within 60 days following the Change in Control;

          (ii) provide such Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights and entitlements applicable under any such Award or class of Awards, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

          (iii) have substantially equivalent economic value to such Award or class of Awards (determined by the Committee as constituted immediately prior to the Change in Control, in its sole discretion, promptly after the Change in Control); and

          (iv) have terms and conditions that provide that in the event that the Participant's Employment is involuntarily terminated or constructively terminated (other than for Cause) upon or following such Change in Control, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alterative Award shall be waived or shall lapse, as the case may be.

     For this purpose, a constructive termination shall mean a termination by a Participant following a material reduction in the Participant's compensation, a material reduction in the Participant's responsibilities or the relocation of the Participant's principal place of Employment to another location a material distance farther away from the Participant's home, in each case, without the Participant's prior written consent.

11.  GENERAL PROVISIONS.

     (a) Withholding.

     The Company shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan. In the case of any Award satisfied in the form of Common Shares, no Common Shares shall be issued unless and until arrangements satisfactory to the Committee shall have been made to satisfy any withholding tax obligations applicable with respect to such Award. Without limiting the generality of the foregoing and subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Participants to elect to tender, Common Shares (including Common Shares issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

     (b) Awards.

     Each Award hereunder shall be evidenced in writing. The written agreement shall be delivered to the Participant and shall incorporate the terms of the Plan by reference and specify the terms and conditions thereof and any rules applicable thereto.

     (c) Nontransferability.

     Unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant's immediate family or to a trust or similar vehicle for the benefit of such immediate family members (collectively, the "Permitted Transferees"), no Award shall be assignable or transferable except by will or the laws of descent and distribution, and except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. Except as otherwise expressly provided in this Plan, all rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant's lifetime only by such Participant or, if applicable, the Permitted Transferees.

     (d) No Right to Employment.

     No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to Employment. Further, the Company and each Subsidiary expressly reserves the right at any time to terminate the Employment of a Participant free from any liability or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

     (e) No Rights to Awards; No Shareholder Rights.

     No Participant or Eligible Employee shall have any claim to be granted any Award under the Plan, and there is no obligation of uniformity of treatment of Participants and Eligible Employees. Subject to the provisions of the Plan and the applicable Award, no person shall have any rights as a shareholder with respect to any Common Shares to be issued under the Plan prior to the issuance thereof.

     (f) Forfeiture of Gains on Exercise

     Except following a Change in Control, if the Participant terminates employment in breach of any covenants and conditions subsequent set forth in
Section 11(g) and becomes employed by a competitor of the Company within one year after the date of exercise of any Option or the receipt of any Award, the Participant shall pay to the Company an amount equal to any gain from the exercise of the Option or the value of the Award other than Options, in each case measured by the amount reported as taxable compensation to the Participant by the Company for federal income tax purposes and in each case without regard to any subsequent fluctuation in the market price of the shares of Common Shares of the

Company. Any such amount due hereunder shall be paid by the Participant within thirty days of becoming employed by a competitor. By accepting an Option or other Award hereunder, the Participant is authorizing the Company to withhold, to the extent permitted by law, the amount owed to the Company hereunder from any amounts that the Company may owe to the Participant in any capacity whatsoever.

     (g) Condition Subsequent.

     Except after a Change in Control, the exercise of any Option or Stock Appreciation Right and the receipt of any Award shall be subject to the satisfaction of the following conditions subsequent: (i) that Participant refrain from engaging in any activity that in the opinion of the Committee is competitive with any activity of the Company or any Subsidiary, excluding any activity undertaken upon the written approval or request of the Company, (ii) that Participant refrain from otherwise acting in a manner inimical or in any way contrary to the best interests of the Company, and (iii) that the Participant furnish the Company such information with respect to the satisfaction of the foregoing conditions subsequent as the Committee shall reasonably request. In addition, except as may otherwise be excused by action of the Committee, the Participant by the exercise of the Option or the receipt of the Award agrees to remain in the employ of the Company, unless earlier terminated by the Company or by the Participant by reason of his or her death, disability or retirement.

     (h) Construction of the Plan.

     The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of New York.

     (i) Legend.

     To the extent any stock certificate is issued to a Participant in respect of an Award of Restricted Shares under the Plan prior to the expiration of the applicable Restricted Period, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend. Upon the lapse of the Restricted Period with respect to any such Restricted Shares, the Company shall issue or have issued new share certificates without a legend in exchange for those previously issued.

     (j) Effective Date.

     The effective date of this Plan is January 1, 2007. The Plan will become effective as of that date provided that the Plan receives the approval, within 12 months of its approval by the Board, and the shareholders of the Company. If such approval is not forthcoming, the Plan and all Awards shall be null and void. No Awards may be granted under the Plan after December 31, 2017. Subject to shareholder approval of the Plan, if the Committee so determines and the holder thereof shall consent to any amendment to any outstanding award that has an adverse affect on such holder's rights thereunder, the provisions of the Plan shall apply to, and govern, existing awards under the Predecessor Plans and, such awards shall be amended to provide such holder with any additional benefits available hereunder.

     (k) Amendment of Plan.

     The Board or the Committee may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such amendment would: increase the number of Common Shares subject to the Plan, except pursuant to Section 4(c) change the price at which Options may be granted; or remove the administration of the Plan from the Committee. Without the written consent of an affected Participant, no termination, suspension or modification of the Plan shall adversely affect any right of such Participant under the terms of an Award granted before the date of such termination, suspension or modification. To the Committee determined that an amendment to the Plan or to any Awards issued under the Plan is required to comply with Section 409A of the Code with respect to any Participant or Section 162(m) of the Code with respect to any Named Executive Officer, the Committee may, without stockholder approval or approval of such Participant, amend the Plan or any Award hereunder, retroactively or prospectively, to the extent it determines necessary in order to comply with Sections 409A or 162(m) of the Code to preserve an exemption therefrom, the Company's

Federal income tax deduction for compensation paid pursuant to the Plan and for avoid penalties to a Participant or the Company. To the extent that any Awards issued hereunder are or become subject to Section 409A of the Code, the provisions of this Plan and such Award shall be interpreted to comply with the requirements of such section.

     (1) Application of Proceeds.

     The proceeds received by the Company from the sale of its shares under the Plan will be used for general corporate purposes.

     (m) Compliance with Legal and Exchange Requirements.

     The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Common Shares under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Common Shares or other required action under any federal or state law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Shares in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Common Shares in violation of any such laws, rules, or regulations; and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards, and neither the Company nor its directors or officers shall have any obligation or liability to the Participant with respect to any Award (or Common Shares issuable thereunder) that shall lapse because of such postponement.

     (n) Deferrals.

     The Committee may postpone the exercising of Awards, the issuance or delivery of Common Shares under any Award or any action permitted under the Plan to prevent the Company or any of its Subsidiaries from being denied a federal income tax deduction with respect to any Award other than an Incentive Stock Option. Any such deferral shall comply with the provisions of Section 409A of the Code to the extent it is applicable.

     (o) Beneficiary

     The Beneficiary of a Participant shall be the Participant's estate, which shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. A Participant may file with the Company a written designation of one or more persons as a Beneficiary in lieu of his or her estate, who shall be entitled to receive the Award, if any, payable under the Plan upon his or her death, subject to the enforceability of the designation under applicable law at that time. A Participant may from time-to-time revoke or change his or her Beneficiary designation, with or without the consent of any prior Beneficiary as required by applicable law, by filing a new designation with the Company. Subject to the foregoing, the last such designation received by the Company shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, until the Committee determines the rights thereto, or the Company may pay such Award into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.

                                               Adopted:

                       ANNUAL MEETING OF SHAREHOLDERS OF
                                 EDO CORPORATION
                                 APRIL 25, 2006

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.

        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of Directors.

                                                                                                           FOR     AGAINST   ABSTAIN
[ ]  FOR ALL NOMINEES          NOMINEES:                 2.   To approve the the adoption of the EDO       [ ]       [ ]       [ ]
                               [ ]  Robert E. Allen           Corporation 2006 Long-Term Incentive Plan.
[ ]  WITHHOLD AUTHORITY        [ ]  Robert Alvine
     FOR ALL NOMINEES          [ ]  Dennis C. Blair
                               [ ]  Robert M. Hanisee    And to transact such other business as may properly come before the meeting
[ ]  FOR ALL EXCEPT            [ ]  Michael J. Hegarty   or any adjournment or postponements thereof. Only shareholders of record at
     (See instructions below)  [ ]  Leslie F. Kenne      the close of business on March 3, 2006 will be entitled to notice of and to
                               [ ]  Paul J. Kern         vote at the annual meeting.
                               [ ]  Ronald L. Leach
                               [ ]  James Roth           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS,
                               [ ]  James M. Smith       AND "FOR" THE ADOPTION OF THE EDO CORPORATION 2006 LONG-TERM INCENTIVE
                               [ ]  Robert S. Tyrer      PLAN.
                               [ ]  Robert Walmsley
                                                         SIGN, DATE AND MAIL YOUR PROXY TODAY.

INSTRUCTION:  To withhold authority to vote for any
              individual nominee(s), mark "FOR ALL
              EXCEPT" and fill in the circle next to
              each nominee you wish to withhold, as
              shown here: [X]




                                                                             I PLAN TO ATTEND THE MEETING. [ ]
To change the address on your account, please
check the box at right and indicate your new
address in the address space above.  Please note
that changes to the registered name(s) on the
account may not be submitted via this method.

Signature of Shareholder                           Date:         Signature of Shareholder                           Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

      This card admits the holder to the EDO Corporation Annual Meeting of Shareholders, which will be held in the InterContinental The Barclay New York Hotel, 111 East 48th Street, New York, New York 10017, on Tuesday, April 25, 2006 at 9:00 a.m. Please bring this card with you to the meeting if you plan to attend. You will also need to bring a photo ID to gain admission.

                                EDO CORPORATION
            ANNUAL MEETING OF SHAREHOLDERS - TUESDAY, APRIL 25, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EDO CORPORATION.

      The undersigned hereby appoints Patricia D. Comiskey and Lisa M. Palumbo, and each of them, the proxies and agents of the undersigned, each with power of substitution, to vote all Common Shares of EDO Corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held in the InterContinental The Barclay New York Hotel, 111 East 48th Street, New York, New York 10017, on Tuesday, April 25, 2006 at 9:00 a.m. New York time, and at any adjournment thereof, with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting and hereby ratifying and confirming all the said proxies and agents or their substitutes or any of them may lawfully do by virtue hereof, upon the following matters, as described in the EDO Corporation Proxy Statement, receipt of which is hereby acknowledged, and in their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                       ANNUAL MEETING OF SHAREHOLDERS OF
                                 EDO CORPORATION
                                  APRIL 25 2006

                            PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy
card in the envelope provided as soon as
possible.
               - OR -
TELEPHONE - Call toll-free 1-800-PROXIES       COMPANY NUMBER
(1-800-776-9437) from any touch-tone
telephone and follow the instructions.         ACCOUNT NUMBER
Have your proxy card available when you
call.
               - OR -
INTERNET - Access "WWW.VOTEPROXY.COM"
and follow the on-screen instructions.
Have your proxy card available when you
access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

     Please detach along perforated line and mail in the envelope provided
              IF you are not voting via telephone or the Internet.

        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
           PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of Directors.

                                                                                                           FOR     AGAINST   ABSTAIN
[ ]  FOR ALL NOMINEES          NOMINEES:                 2.   To approve  the adoption of the EDO          [ ]       [ ]       [ ]
                               [ ]  Robert E. Allen           Corporation 2006 Long-Term Incentive Plan.
[ ]  WITHHOLD AUTHORITY        [ ]  Robert Alvine
     FOR ALL NOMINEES          [ ]  Dennis C. Blair
                               [ ]  Robert M. Hanisee    And to transact such other business as may properly come before the meeting
[ ]  FOR ALL EXCEPT            [ ]  Michael J. Hegarty   or any adjournment or postponements thereof. Only shareholders of record at
     (See instructions below)  [ ]  Leslie F. Kenne      the close of business on March 3, 2006 will be entitled to notice of and to
                               [ ]  Paul J. Kern         vote at the annual meeting.
                               [ ]  Ronald L. Leach
                               [ ]  James Roth           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS,
                               [ ]  James M. Smith       AND "FOR" THE ADOPTION OF THE EDO CORPORATION 2006 LONG-TERM INCENTIVE
                               [ ]  Robert S. Tyrer      PLAN.
                               [ ]  Robert Walmsley
                                                         SIGN, DATE AND MAIL YOUR PROXY TODAY.

INSTRUCTION:  To withhold authority to vote for any
              individual nominee(s), mark "FOR ALL
              EXCEPT" and fill in the circle next to
              each nominee you wish to withhold, as
              shown here:




                                                                             I PLAN TO ATTEND THE MEETING. [ ]
To change the address on your account, please            [ ]
check the box at right and indicate your new
address in the address space above. Please note
that  changes to the registered name(s) on the
account may not be submitted via this method.

Signature of Shareholder                           Date:         Signature of Shareholder                           Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                             GREATBANC TRUST COMPANY
                        TRUSTEE UNDER THE EDO CORPORATION
                         EMPLOYEE STOCK OWNERSHIP PLAN
        EDO CORPORATION ANNUAL MEETING OF SHAREHOLDERS - APRIL 25, 2006
                           PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy
card in the envelope provided as soon as
possible.
               - OR -
TELEPHONE - Call toll-free 1-800-PROXIES       COMPANY NUMBER
(1-800-776-9437) from any touch-tone
telephone and follow the instructions.
Have your proxy card available when you        ACCOUNT NUMBER
call.
               - OR -
INTERNET - Access "WWW.VOTEPROXY.COM" and follow the on-screen instructions. Have your control number available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of Directors.

                                                                                                           FOR     AGAINST   ABSTAIN
[ ]  FOR ALL NOMINEES          NOMINEES:                 2.   To approve the the adoption of the EDO       [ ]       [ ]        [ ]
                               [ ]  Robert E. Allen           Corporation 2006 Long-Term Incentive Plan.
[ ]  WITHHOLD AUTHORITY        [ ]  Robert Alvine
     FOR ALL NOMINEES          [ ]  Dennis C. Blair
                               [ ]  Robert M. Hanisee    And to transact such other business as may properly come before the meeting
[ ]  FOR ALL EXCEPT            [ ]  Michael J. Hegarty   or any adjournment or postponements thereof. Only shareholders of record at
     (See instructions below)  [ ]  Leslie F. Kenne      the close of business on March 3, 2006 will be entitled to notice of and to
                               [ ]  Paul J. Kern         vote at the annual meeting.
                               [ ]  Ronald L. Leach
                               [ ]  James Roth           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS,
                               [ ]  James M. Smith       AND "FOR" THE ADOPTION OF THE EDO CORPORATION 2006 LONG-TERM INCENTIVE
                               [ ]  Robert S. Tyrer      PLAN.
                               [ ]  Robert Walmsley
                                                         SIGN, DATE AND MAIL YOUR PROXY TODAY.

INSTRUCTION:  To withhold authority to vote for any
              individual nominee(s), mark "FOR ALL
              EXCEPT" and fill in the circle next to
              each nominee you wish to withhold, as
              shown here:




                                                                             I plan to attend the meeting. [ ]
To change the address on your account, please            [ ]
check the  box at right and indicate your new
address in the address space above. Please note
that changes to the registered name(s) on the
account may not be submitted via this method.

Signature of Shareholder                           Date:         Signature of Shareholder                           Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

      This card admits the holder to the EDO Corporation Annual Meeting of Shareholders, which will be held in the InterContinental The Barclay New York Hotel, 111 East 48th Street, New York, New York 10017, on Tuesday, April 25, 2006 at 9:00 a.m. Please bring this card with you to the meeting if you plan to attend. You will also need to bring a photo ID to gain admission.

                             GREATBANC TRUST COMPANY
                      AS TRUSTEE UNDER THE EDO CORPORATION
                          EMPLOYEE STOCK OWNERSHIP PLAN
                               VOTING INSTRUCTIONS

      The undersigned hereby instructs GreatBanc Trust Company as Trustee, to vote or cause to be voted all Common Shares of EDO Corporation, which were credited as of March 3, 2006 to the account of the undersigned under the EDO Corporation Employee Stock Ownership Plan, at the Annual Meeting of Shareholders on April 25, 2006 and at any adjournment thereof, upon the following matters, as described in the EDO Corporation Proxy Statement, receipt of which is hereby acknowledged, and in discretion of the Trustee or any duly appointed proxy agent of the Trustee, upon such other business as may properly come before the meeting or any adjournment thereof.

                (Continued and to be signed on the reverse side)